   As Filed With the Securities and Exchange Commission on September 30, 2002

                                File No. 33-86832
                                    811-8886
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [_]

                       POST-EFFECTIVE AMENDMENT NO. 10 [X]

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [_]

                              AMENDMENT NO. 13 [X]

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.

               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                               Baltimore, MD 21202

               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: 410-727-1700

                             Daniel O. Hirsch, Esq.
                                One South Street
                               Baltimore, MD 21202

                     (Name and Address of Agent for Service)

                                    Copy to:
                               Burt Leibert, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                               New York, NY 10019

  It is proposed that this filing will become effective (check appropriate box)

              [ ]  immediately upon filing pursuant to paragraph (b)
              ---
              [X]  on October 1, 2002 pursuant to paragraph (b)
              ---
              [ ]  60 days after filing pursuant to paragraph (a)(1)
              ---
              [ ]  75 days after filing pursuant to paragraph (a)(2)
              ---
              [ ]  on ______________ pursuant to paragraph (a) of Rule 485.

[LOGO] SCUDDER INVESTMENTS



                 Class A, B and C Shares
Prospectus


                     October 1, 2002


                Scudder Flag Investors Equity Partners Fund



Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Equity Partners Fund --Class A, B and C


                      Overview of Equity
                      Partners Fund

                      3   Goals

                      3   Core Strategy

                      3   Investment Policies and
                          Strategies

                      4   Principal Risks of Investing in
                          the Fund

                      4   Who Should Consider Investing
                          in the Fund

                      5   Total Returns, After Fees
                          and Expenses

                      7   Fees and Expenses of the Fund


                       A Detailed Look at Equity
                       Partners Fund

                        9  Objectives

                        9  Strategy

                        9  Principal Investments

                        9  Investment Process

                       10  Risks

                       11  Management of the Fund

                       How to Invest in the Fund

                       14  Choosing a Share Class

                       19  How to Buy Shares

                       20  How to Exchange or Sell Shares

                       21  Policies You Should Know
                           About

                       27  Performance Information

                       27  Other Rights We Reserve

                       28  Understanding Distributions
                           and Taxes

                       30  Financial Highlights

Overview of Equity Partners Fund -- Class A, B and C

Goals: The Fund seeks to achieve long-term growth of capital and, secondarily, current income.

Core Strategy: The Fund invests primarily in a diversified portfolio of common stock.


Investment Policies and Strategies: Under normal circumstances, the Fund will invest at least 80% of its assets, valued at the time the security is purchased, in a diversified portfolio of common stocks. In managing the Fund, the Fund's investment advisor and sub-advisor (the 'Advisors') use a 'flexible value' approach to look for common stocks that they believe are undervalued in the marketplace based on such characteristics as earnings, dividends, cash flow, or asset values. While the Fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on the securities of larger companies.


          Scudder Flag Investors Equity Partners Fund -- Class A, B and C  |  3

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . Stock prices could decline generally.

         . The 'flexible value' strategy employed by the Advisors may perform worse than other investment styles and the overall market.

         . The individual stocks chosen by the Advisors could decline in value.

Who Should Consider Investing in the Fund

         You should consider investing in the Fund if you are seeking to achieve long-term growth of capital and, secondarily, current income. There is, of course, no guarantee that the Fund will realize its goals. You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.


         This Prospectus describes the Fund's Class A shares, Class B shares and Class C shares. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See the section entitled 'Choosing a Share Class.') The Fund offers shares through securities dealers and through financial institutions that act as shareholder service agents. You may also buy shares directly from the Fund through the Fund's transfer agent.


         The Fund by itself does not constitute a balanced investment program. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4  |  Scudder Flag Investors Equity Partners Fund -- Class A, B and C

Total Returns, After Fees and Expenses


The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows Class A shares' actual total return for each full calendar year since the Fund began selling Class A shares. The table compares Class A, B and C shares' average annual total return with the Standard & Poor's 500(R) Composite Stock Index ('S&P 500(R) Index') over the last calendar year, the last five calendar years (if applicable) and since inception. An index is a model, not an actual portfolio. It is a group of securities whose overall performance is used as a

--------------------------------------------------------------------------------


The Standard & Poor's 500(R) Composite Stock Index is an unmanaged index that measures the performance of 500 large US companies. It is a model, not an actual portfolio.

standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.


The table also shows the after-tax returns of the Fund's Class A shares. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.


 Year-by-Year Returns Class A Shares (each full calendar year since inception)

                                    [CHART]

 1996    1997    1998   1999    2000   2001
------  ------  ------  -----  ------  -----
28.62%  24.49%  25.30%  7.30%  -0.22%  3.02%



The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period December 31, 2001 through June 30, 2002, the year-to-date return for Class A shares was -10.48%. For the period shown in the bar chart, the highest return in any calendar quarter was 29.97% (fourth quarter 1998) and the lowest quarterly return was -16.63% (third quarter 1998).


          Scudder Flag Investors Equity Partners Fund -- Class A, B and C  |  5

   Performance for Periods Ended December 31, 2001
   Average Annual Total Returns
                                           1 Year  5 Years  Since Inception
   Class A shares/1/
   Return Before Taxes                      -2.64% 10.21%  14.42% (2/13/95)
   -------------------------------------------------------------------------
   Class A shares
   Return After Taxes on Distributions      -2.85%  9.63%  13.82%
   -------------------------------------------------------------------------
   Class A shares
   Return After Taxes on Distributions and
   Sale of Fund Shares                      -1.50%  8.37%  12.11%
   -------------------------------------------------------------------------
   S&P 500(R) Index                        -11.87% 10.70%  15.25%/2/
   -------------------------------------------------------------------------
   Class B shares/1/                        -2.76% 10.37%  14.61% (2/13/95)
   -------------------------------------------------------------------------
   S&P 500(R) Index                        -11.87% 10.70%  15.25%/2/
   -------------------------------------------------------------------------
   Class C shares/1/                         1.28%    N/A   8.47% (10/28/98)
   -------------------------------------------------------------------------
   S&P 500(R) Index                        -11.87%    N/A   2.68%/3/
   -------------------------------------------------------------------------


/1/ These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.




/2/ For the period from 2/28/95 through 12/31/01.



/3/ For the period from 10/31/98 through 12/31/01.


--------------------------------------------------------------------------------


The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.



The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.


6  |  Scudder Flag Investors Equity Partners Fund -- Class A, B and C

Fees and Expenses of the Fund


The Annual Fees and Expenses table below describes the fees and expenses that you may pay if you buy and hold Class A, B and C shares.


Shareholder Fees                                Class A      Class B      Class C
(fees paid directly from your investment)        Shares       Shares       Shares
                                                Initial      Deferred     Deferred
                                              Sales Charge Sales Charge Sales Charge
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)   5.75%/1/       None         None
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)         None/1/     4.00%/2/     1.00%/3/
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Annual Fees and Expenses
(expenses paid from Fund assets)              Percentage of Average Daily Net Assets
                                                Class A      Class B      Class C
Management Fees                                    0.79%        0.79%        0.79%
------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees           0.25%        0.75%        0.75%
------------------------------------------------------------------------------------
Other Expenses (including a 0.25%
shareholder servicing fee for Class B and
Class C shares)                                    0.17%        0.42%        0.42%
------------------------------------------------------------------------------------
Total Fund Operating Expenses                      1.21%        1.96%        1.96%
------------------------------------------------------------------------------------


/1/ Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within one year, and 0.50% if you redeem your shares during the second year after purchase. (See the section entitled 'Choosing a Share Class--Class A shares.')

/2/ Contingent deferred sales charges for Class B shares decline over time and reach zero after six years. After six years, Class B shares automatically convert to Class A shares. (See the section entitled 'Choosing a Share Class--Class B shares.')

/3/ You will be required to pay a contingent deferred sales charge if you redeem your Class C shares within one year after purchase. (See the section entitled 'Choosing a Share Class--Class C shares.')

          Scudder Flag Investors Equity Partners Fund -- Class A, B and C  |  7

Expense Example. The example below illustrates the expenses incurred on a $10,000 investment in Class A, B and C shares of the Fund. Each example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvested all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.


Federal regulations require that the table reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled 'Choosing a Share Class.') Long-term shareholders of the Fund may pay more than the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. because they pay the initial sales charge and/or the recurring 12b-1 fees.



Expense Example


                 You would pay the following expenses if you redeemed your shares at the end of each period:
                                        1 Year         3 Years        5 Years        10 Years
                 Class A shares          $691           $937          $1,202          $1,957
                 -----------------------------------------------------------------------------------
                 Class B shares          $599           $915          $1,257          $2,000
                 -----------------------------------------------------------------------------------
                 Class C shares          $299           $615          $1,057          $2,285
                 -----------------------------------------------------------------------------------
                 You would pay the following expenses if you did not redeem your shares:
                                        1 Year         3 Years        5 Years        10 Years
                 Class A shares          $691           $937          $1,202          $1,957
                 -----------------------------------------------------------------------------------
                 Class B shares          $199           $615          $1,057          $2,000
                 -----------------------------------------------------------------------------------
                 Class C shares          $199           $615          $1,057          $2,285
                 -----------------------------------------------------------------------------------


8  |  Scudder Flag Investors Equity Partners Fund -- Class A, B and C

A Detailed Look at Equity Partners Fund -- Class A, B and C

Objectives

         The Fund seeks to achieve long-term growth of capital and, second-arily, current income. The Advisors are responsible for managing the Fund's investments (see the section entitled 'Management of the Fund').

Strategy

         The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of common stocks.

Principal Investments

         Under normal circumstances, the Fund will invest at least 80% of its assets, at the time the security is purchased, in a diversified portfolio of common stocks.

Investment Process


         The Advisors follow an investment philosophy referred to as 'flexible value.' They look for common stocks of companies that they believe are undervalued in the marketplace based on such characteristics as earnings, dividends, cash flow, or asset values. In evaluating a company's potential, the Advisors also consider other factors such as earnings growth, industry position, the strength of management and management's commitment to the interests of their shareholders. The Advisors' strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the Fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on the securities of larger companies. They look for attractive price-to-value relationships in undervalued stocks of strong companies with good management. The emphasis is on individual stock selection, fundamental research, and valuation flexibility, without rigid constraints.



         The Fund's emphasis, as always, has been on continuous improvement in the portfolio holdings. This process involves eliminating


          Scudder Flag Investors Equity Partners Fund -- Class A, B and C | 9 investments in companies in which the managers' confidence has waned and adding investments in which their conviction is high. The managers try to avoid selling their favorite long-term holdings simply because the holdings have gone up significantly and buying weaker companies simply because their stocks have lagged. The managers' experience over the years has been that, despite various market levels, there are always good values to take advantage of by using extensive research and independent thinking.


         Temporary Defensive Position. The Advisors may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Advisors may invest up to 100% of the Fund's assets in high quality, short-term money market instruments, including repurchase agreements, and in bills, notes or bonds issued by the US Treasury or by agencies of the US Government, if the situation warrants. To the extent the Advisors might adopt such a position and over the course of its duration, the Fund may not meet its goals of achieving long-term growth of capital and, secondarily, current income. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

Risks

         Set forth below are some of the prominent risks associated with investing in general, and investing in common stocks in particular. Although the Advisors attempt to assess the likelihood that these risks may actually occur and to limit them, the Advisors cannot guarantee that they will succeed.

         Primary risks

         Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

         Style Risk. As with any investment strategy, the 'flexible value' strategy used in managing the Fund's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the Fund may underperform the general equity market.

10  |  Scudder Flag Investors Equity Partners Fund -- Class A, B and C

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

         Secondary risk

         Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their prices, you may not receive the full market value for your Fund shares when you sell.

Management of the Fund

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Directors. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.


         Investment Advisor and Sub-Advisor. Investment Company Capital Corp. ('ICCC' or the 'Advisor') is the Fund's investment advisor and Alex. Brown Investment Management ('ABIM' or the 'Sub-Advisor') is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Scudder family of funds. As of June 30, 2002, funds managed by ICCC totaled approximately $8.4 billion in net assets. ABIM is a registered investment advisor with approximately $7.5 billion under management as of June 30, 2002. ABIM is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three principals of ABIM.


         ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.


         As compensation for its services for the fiscal year ended May 31, 2002, ICCC received from the Fund a fee equal to 0.79% of the Fund's average daily net assets. ICCC compensates ABIM out of its advisory fee.


         Scudder Flag Investors Equity Partners Fund -- Class A, B and C  |  11

         ICCC also serves as the Fund's transfer agent (the 'Transfer Agent').

         ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

         ICCC's and ABIM's address is One South Street, Baltimore, Maryland
         21202.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the Fund.

         Messrs. Hobart C. Buppert II and Lee S. Owen have shared primary responsibility for managing the Fund's assets since June 28, 2002. Prior to June 28, 2002, Mr. Owen had primary responsibility.

         Mr. Buppert

         . Vice President of Alex. Brown Investment Management and Co-Manager of the Fund.

         . Joined ABIM as a Vice President in 1980.

         . 29 years of investment industry experience.

         . Prior experience as portfolio manager at T. Rowe Price Associates and as a portfolio manager and research analyst at Equitable Trust Company.

         . BA and MBA from Loyola College.

         . Member of the Baltimore Security Analysts Society and the Financial
           Analysts Federation.

         Mr. Owen

         . Vice President of Alex. Brown Investment Management and Co-Manager of the Fund.

         . Managed the Fund since inception.

         . Joined ABIM as a Vice President in 1983.

         . 29 years of investment industry experience.

         . Prior experience as portfolio manager at T. Rowe Price Associates.

         . BA from Williams College and MBA from the University of Virginia.

         . Member of the Baltimore Security Analysts Society and the Financial
           Analysts Federation.

12  |  Scudder Flag Investors Equity Partners Fund -- Class A, B and C

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your securities dealer or service agent or a representative of your workplace retirement plan or other investment provider ('service agent').

         Scudder Flag Investors Equity Partners Fund -- Class A, B and C  |  13

Choosing a Share Class


This prospectus describes three share classes for the Fund. Each class has its own fees and expenses, offering you a choice of cost structures. The Fund offers another class of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a service agent, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your service agent to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features                          Points to help you compare
-----------------------------------------------------------------------------------------
Class A
..Sales charges of up to 5.75% when you buy    .Some investors may be able to reduce or
 shares                                        eliminate their sales charges; see next
..In most cases, no charges when you sell       page
 shares                                       .Total annual expenses are lower than
..Up to 0.25% annual distribution fee           those for Class B or Class C
-----------------------------------------------------------------------------------------
Class B
..No charges when you buy shares               .The deferred sales charge rate falls to
..Deferred sales charge declining from 4.00%,   zero after six years
 charged when you sell shares you bought      .Shares automatically convert to Class A
 within the last six years                     after six years, which means lower annual
..1.00% annual distribution/service fee         expenses going forward
 (including a 0.25% shareholder servicing
 fee)
-----------------------------------------------------------------------------------------
Class C
..No charges when you buy shares               .The deferred sales charge is lower, but
..Deferred sales charge of 1.00%, charged       your shares never convert to Class A, so
 when you sell shares you bought within the    annual expenses remain higher
 last year
..1.00% annual distribution/service fee
 (including a 0.25% shareholder servicing
 fee)
-----------------------------------------------------------------------------------------

Your service agent is paid a fee when you buy shares. In addition, your service agent is paid an annual fee as long as you hold your shares. For Class A and B shares, this fee begins when you purchase your shares. For Class C shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's Advisor may provide compensation to service agents for distribution, administrative and promotional services. Your service agent may receive different levels of compensation depending upon which class of shares you buy.

14  |  Scudder Flag Investors Equity Partners Fund -- Class A, B and C

         Class A shares

         Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

         Class A shares have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year.

         Class A shares of Scudder Flag Investors Equity Partners Fund have a sales charge that varies with the amount you invest:


                                                      Sales charge as a
                           Sales charge as a percent percent of your net
        Your investment        of offering price         investment
        ----------------------------------------------------------------
        Up to $50,000                5.75%                  6.10%
        ----------------------------------------------------------------
        $50,000-$99,999              4.50%                  4.71%
        ----------------------------------------------------------------
        $100,000-$249,999            3.50%                  3.63%
        ----------------------------------------------------------------
        $250,000-$499,999            2.60%                  2.67%
        ----------------------------------------------------------------
        $500,000-$999,999            2.00%                  2.04%
        ----------------------------------------------------------------
        $1 million or more  See below and next page
        ----------------------------------------------------------------

         You may be able to lower your Class A sales charges if:

         . You plan to invest at least $50,000 over the next 24 months ('letter of intent')

         . The amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ('cumulative discount')

         . You are investing a total of $50,000 or more in several funds at once ('combined purchases')

         Scudder Flag Investors Equity Partners Fund -- Class A, B and C  |  15

         The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to 'move' your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your service agent.

         You may be able to buy Class A shares without sales charges when you are:

         . reinvesting dividends or distributions

         . investing through certain workplace retirement plans

         . participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

         . exchanging an investment in Class A shares of another fund for an investment in the Fund unless the Fund has a higher sales load, in which case you would be required to pay the difference

         . a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds.

         There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The Fund may waive the sales charges for investors in other situations as well. Your service agent or the Transfer Agent can answer your questions and help you determine if you are eligible.

         If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them ('Large Order NAV Purchase Privilege'). This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the

16  |  Scudder Flag Investors Equity Partners Fund -- Class A, B and C

         Transfer Agent can answer your questions and help you determine if you're eligible.

         Class B shares

         Class B shares may make sense for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher expenses.

         With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares also deduct a 0.25% shareholder servicing fee from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) than those of Class A shares. After six years, Class B shares automatically convert on a tax-free basis to Class A, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

         Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

      Year after you bought shares        CDSC on shares you sell
      -------------------------------------------------------------------
         First year                                4.00%
      -------------------------------------------------------------------
         Second or third year                      3.00%
      -------------------------------------------------------------------
         Fourth or fifth year                      2.00%
      -------------------------------------------------------------------
         Sixth year                                1.00%
      -------------------------------------------------------------------
         Seventh year and later    None (automatic conversion to Class A)
      -------------------------------------------------------------------

         This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

         Scudder Flag Investors Equity Partners Fund -- Class A, B and C  |  17

         Class C shares

         Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them, or who aren't certain of their investment time horizon.

         Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a 0.25% shareholder servicing fee from class assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, your entire investment goes to work immediately.

         Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

         Class C shares have a CDSC, but only on shares you sell within one year of buying them:

              Year after you bought shares CDSC on shares you sell
              ----------------------------------------------------
                 First year                         1.00%
              ----------------------------------------------------
                 Second year and later              None
              ----------------------------------------------------

         This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

         While Class C shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

18  |  Scudder Flag Investors Equity Partners Fund -- Class A, B and C

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

First investment                            Additional investments
----------------------------------------------------------------------------------------
$1,000 or more for regular accounts         $50 or more for regular accounts and
$500 or more for IRAs                       IRA accounts
                                            $50 or more with an Automatic
                                            Investment Plan
----------------------------------------------------------------------------------------
Through a service agent
..Contact your service agent using the       .Contact your service agent using the
 method that's most convenient for you       method that's most convenient for you
----------------------------------------------------------------------------------------
By mail or express mail (see below)
..Fill out and sign an application           .Send a check made out to 'Scudder
..Send it to us at the appropriate address,   Funds' and a Scudder investment slip to
 along with an investment check              us at the appropriate address below
                                            .If you don't have an investment slip, sim-
                                             ply include a letter with your name, ac-
                                             count number, the full name of the fund
                                             and the share class and your investment
                                             instructions
----------------------------------------------------------------------------------------
By wire
..Call (800) 621-1048 for instructions       .Call (800) 621-1048 for instructions
                                             (minimum $50)
----------------------------------------------------------------------------------------
By phone
not available                               .Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------------
With an automatic investment plan
not available                               .To set up regular investments from a
                                             bank checking account, call
                                             (800) 621-1048 (minimum $50)
----------------------------------------------------------------------------------------
On the Internet
not available                               .Go to www.scudder.com and register
                                            .Follow the instructions for buying shares
                                             with money from your bank account
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Regular mail:
First Investment: Investment Company Capital Corporation, c/o Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: Investment Company Capital Corporation, c/o Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154
Express, registered or certified mail:
Investment Company Capital Corporation, c/o Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005
Fax number: (800) 821-6234 (for exchanging and selling only)

         Scudder Flag Investors Equity Partners Fund -- Class A, B and C  |  19

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.


Exchanging into another fund                 Selling shares
-----------------------------------------------------------------------------------------
$1,000 or more to open a new account         Some transactions, including most for over
($500 for IRAs)                              $100,000, can only be ordered in writing
$50 or more for exchanges between            with a signature guarantee; if you're in
existing accounts                            doubt, see page 24
-----------------------------------------------------------------------------------------
Through a service agent
..Contact your service agent by the           .Contact your service agent by the
 method that's most convenient for you        method that's most convenient for you
-----------------------------------------------------------------------------------------
By phone or wire
..Call (800) 621-1048 for instructions        .Call (800) 621-1048 for instructions
-----------------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)                          Write a letter that includes:
Write a letter that includes:                .the fund, class and account number from
..the fund, class and account number you're    which you want to sell shares
 exchanging out of                           .the dollar amount or number of shares
..the dollar amount or number of shares you    you want to sell
 want to exchange                            .your name(s), signature(s) and address, as
..the name and class of the fund you want to   they appear on your account
 exchange into                               .a daytime telephone number
..your name(s), signature(s) and address, as
 they appear on your account
..a daytime telephone number
-----------------------------------------------------------------------------------------
With an automatic exchange plan
..To set up regular exchanges from a fund     not available
 account, call (800) 621-1048
-----------------------------------------------------------------------------------------
With an automatic withdrawal plan
not applicable                               .To set up regular cash payments from a
                                              fund account, call (800) 621-1048
                                              (minimum $50)
-----------------------------------------------------------------------------------------
On the Internet
..Go to www.scudder.com and register          not available
..Follow the instructions for making on-line
 exchanges
-----------------------------------------------------------------------------------------


If your shares are in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

20  |  Scudder Flag Investors Equity Partners Fund -- Class A, B and C

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In either case, keep in mind that the information in this prospectus applies only to the Fund's Class A, Class B and Class C shares. The Fund has another share class, which is described in a separate prospectus and which has different fees, requirements and services.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report or prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds. Qualified individuals will be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts.

         Policies about transactions

         The Fund is open for business each day the New York Stock Exchange is open for business. The Fund calculates its share price every business day, as of the close of regular trading on the

         Scudder Flag Investors Equity Partners Fund -- Class A, B and C  |  21

         New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

         QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

         Telephone transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting the Transfer Agent at a later date.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may

22 | Scudder Flag Investors Equity Partners Fund -- Class A, B and C occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         The Fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more and accept wires of $50 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.

         The Fund and its service providers reserve the right, from time to time in their sole discretion, to change the investment minimums.

         We do not issue share certificates.

         You may have difficulty contacting the Transfer Agent by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Transfer Agent by telephone, you should make your request by mail.

         The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason.

         Scudder Flag Investors Equity Partners Fund -- Class A, B and C  |  23

         The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.


         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases and sales. In addition, for exchange requests, we may require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund if we believe the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Transfer Agent for more information.

         When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for--whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another don't affect CDSCs:

24 | Scudder Flag Investors Equity Partners Fund -- Class A, B and C for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

         There are certain cases in which you may be exempt from a CDSC. These include:

         . the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your service agent or the Transfer Agent to determine if the conditions exist

         . withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

         . withdrawals related to certain retirement or benefit plans

         . redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

         . for Class A shares purchased through the Large Order NAV Purchase
           Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the Fund's distributor, that the dealer waives the applicable commission


         . for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first-year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly


         In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your service agent or the Transfer Agent can answer your questions and help you determine if you are eligible.

         If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the 'reinstatement feature.' With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of Fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date.

         Scudder Flag Investors Equity Partners Fund -- Class A, B and C  |  25

         There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact the Transfer Agent or your service agent.

         Account statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

         How the Fund calculates share price

         The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.


         The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total of its assets (the market value of the securities plus cash reserves) and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, the Fund determines its value in good faith by the method it believes most accurately reflects its fair value under procedures adopted by and under the general supervision of the Board of Directors. In such a case, the Fund's value for a security is likely to be different from the last quoted market prices.


--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the NYSE closes early, the Fund will calculate its NAV at the time of closing.


26  |  Scudder Flag Investors Equity Partners Fund -- Class A, B and C

Performance Information

         The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance of $1,000 for any reason other than a change in market value


         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund's net assets, whichever is less


         . change, add or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

         Scudder Flag Investors Equity Partners Fund -- Class A, B and C  |  27

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income semi-annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gain distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash, and even if a portion of the distribution represents a return of your purchase price.

         You can choose how to receive your dividends and distributions. You can have them automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

28  |  Scudder Flag Investors Equity Partners Fund -- Class A, B and C

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non- taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders may pay federal, state and local taxes on the income dividends or capital gains distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions if any are paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income dividends                       Ordinary income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder fund) is generally a taxable transaction for you:

  Transaction                                 Tax status
  Your sale of shares owned for more than one Generally, long-term capital
  year                                        gains or losses
  ---------------------------------------------------------------------------
  Your sale of shares owned for one year or   Generally, short-term capital
  less                                        gains or losses; losses subject
                                              to special rules
  ---------------------------------------------------------------------------


         The Fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends and distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of the given year are taxed in that year, even though you may not receive the money until the following January.


         Scudder Flag Investors Equity Partners Fund -- Class A, B and C  |  29

Financial Highlights


The tables below provide a picture of the Fund's financial performance for the past five fiscal years for Class A and Class B shares and since the commencement of operations for Class C shares. The information selected reflects results for a single Fund share. The total returns in the tables represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.

Class A shares

(for a share outstanding throughout each period)


                                                   For the Years Ended May 31,
                                               2002     2001      2000      1999     1998

Per share operating performance:
-----------------------------------------------------------------------------------------
Net asset value, beginning of year       $24.56      $21.22   $25.68    $21.29    $16.93
-----------------------------------------------------------------------------------------
Income from
investment operations
-----------------------------------------------------------------------------------------
Net investment (expenses in excess of)
income                                    (0.01)/1/    0.06     0.10     (0.01)     0.05
-----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                            (1.69)       4.12    (3.54)     4.70      4.60
-----------------------------------------------------------------------------------------
Total from investment operations          (1.70)       4.18    (3.44)     4.69      4.65
-----------------------------------------------------------------------------------------
Distributions to shareholders
-----------------------------------------------------------------------------------------
Net investment income and net
realized short-term gains                 (0.05)      (0.07)   (0.03)    (0.03)    (0.10)
-----------------------------------------------------------------------------------------
Net realized long-term gains              (0.14)      (0.77)   (0.99)    (0.27)    (0.19)
-----------------------------------------------------------------------------------------
Total distributions                       (0.19)      (0.84)   (1.02)    (0.30)    (0.29)
-----------------------------------------------------------------------------------------
Net asset value, end of year             $22.67      $24.56   $21.22    $25.68    $21.29
-----------------------------------------------------------------------------------------
Total investment return/2/                (6.96)%     20.14%  (13.63)%   22.31%    27.76%
-----------------------------------------------------------------------------------------

Supplemental data and ratios:
-----------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)  $193,301    $217,173 $214,677  $283,950  $198,387
-----------------------------------------------------------------------------------------
Ratios to average net assets:
-----------------------------------------------------------------------------------------
Net investment (expenses in excess of)
income                                    (0.03)%      0.18%    0.38%    (0.02)%    0.29%
-----------------------------------------------------------------------------------------
Expenses                                   1.21%       1.18%    1.18%     1.20%     1.24%
-----------------------------------------------------------------------------------------
Portfolio turnover rate                      20%         20%      32%       21%        8%
-----------------------------------------------------------------------------------------



/1/ Calculated using average shares methodology.



/2/ Total return excludes the effect of sales charge.





30  |  Scudder Flag Investors Equity Partners Fund -- Class A, B and C

Class B shares

(for a share outstanding throughout each period)


                                                 For the Years Ended May 31,
                                              2002     2001     2000     1999     1998

Per share operating performance:
--------------------------------------------------------------------------------------
Net asset value, beginning of year      $23.85     $20.72   $25.29   $21.10   $16.84
--------------------------------------------------------------------------------------
Income from
investment operations
--------------------------------------------------------------------------------------
Expenses in excess of income             (0.17)/1/  (0.13)   (0.09)   (0.14)   (0.06)
--------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                           (1.65)      4.03    (3.46)    4.60     4.54
--------------------------------------------------------------------------------------
Total from investment operations         (1.82)      3.90    (3.55)    4.46     4.48
--------------------------------------------------------------------------------------
Distributions to shareholders
--------------------------------------------------------------------------------------
Net investment income and net
realized short-term gains                   --         --    (0.03)      --    (0.03)
--------------------------------------------------------------------------------------
Net realized long-term gains             (0.14)     (0.77)   (0.99)   (0.27)   (0.19)
--------------------------------------------------------------------------------------
Total distributions                      (0.14)     (0.77)   (1.02)   (0.27)   (0.22)
--------------------------------------------------------------------------------------
Net asset value, end of year            $21.89     $23.85   $20.72   $25.29   $21.10
--------------------------------------------------------------------------------------
Total investment return/2/               (7.63)%    19.22%  (14.29)%  21.39%   26.81%
--------------------------------------------------------------------------------------

Supplemental data and ratios:
--------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)  $36,476    $45,523  $40,185  $52,603  $37,046
--------------------------------------------------------------------------------------
Ratios to average net assets:
--------------------------------------------------------------------------------------
Expenses in excess of income             (0.78)%    (0.57)%  (0.37)%  (0.77)%  (0.47)%
--------------------------------------------------------------------------------------
Expenses                                  1.96%      1.93%    1.93%    1.95%    1.98%
--------------------------------------------------------------------------------------
Portfolio turnover rate                     20%        20%      32%      21%       8%
--------------------------------------------------------------------------------------



/1/ Calculated using average shares methodology.



/2/ Total return excludes the effect of sales charge.




         Scudder Flag Investors Equity Partners Fund -- Class A, B and C  |  31

Class C shares

(for a share outstanding throughout each period)


                                             For the Years Ended        For the Period
                                                   May 31,            October 28, 1998/1/
                                                                           through
                                               2002     2001     2000    May 31, 1999

Per share operating performance:
-----------------------------------------------------------------------------------------
Net asset value, beginning of period     $23.85     $20.72   $25.27         $19.09
-----------------------------------------------------------------------------------------
Income from investment operations
-----------------------------------------------------------------------------------------
Expenses in excess of income              (0.17)/2/  (0.13)   (0.08)         (0.03)
-----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                            (1.65)      4.03    (3.45)          6.48
-----------------------------------------------------------------------------------------
Total from investment operations          (1.82)      3.90    (3.53)          6.45
-----------------------------------------------------------------------------------------
Distributions to shareholders
-----------------------------------------------------------------------------------------
Net investment income and net realized
short-term gains                             --         --    (0.03)            --
-----------------------------------------------------------------------------------------
Net realized long-term gains              (0.14)     (0.77)   (0.99)         (0.27)
-----------------------------------------------------------------------------------------
Total distributions                       (0.14)     (0.77)   (1.02)         (0.27)
-----------------------------------------------------------------------------------------
Net asset value, end of period           $21.89     $23.85   $20.72         $25.27
-----------------------------------------------------------------------------------------
Total investment return/3/                (7.63)     19.22%  (14.22)%        34.06%
-----------------------------------------------------------------------------------------

Supplemental data and ratios:
-----------------------------------------------------------------------------------------
Net assets, end of period (000s omitted) $6,442     $7,149   $6,455         $3,441
-----------------------------------------------------------------------------------------
Ratios to average net assets:
-----------------------------------------------------------------------------------------
Expenses in excess of income              (0.78)%    (0.57)%  (0.39)%        (0.73)%/4/
-----------------------------------------------------------------------------------------
Expenses                                   1.96%      1.93%    1.93%          1.85%/4/
-----------------------------------------------------------------------------------------
Portfolio turnover rate                      20%        20%      32%            21%
-----------------------------------------------------------------------------------------


/1/ Commencement of operations.


/2/ Calculated using average shares methodology.



/3/ Total return excludes the effect of sales charge.



/4/ Annualized.


32  |  Scudder Flag Investors Equity Partners Fund -- Class A, B and C

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information


Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.



Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).



For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund also are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

[LOGO] SCUDDER INVESTMENTS



[LOGO] A Member of Deutsche Asset Management

SEC
---------------------------------------------------------
Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

Flag Investors                CUSIP#
Equity Partners Fund, Inc.--
Class A Shares                338.32P.109
Class B Shares                338.32P.208
Class C Shares                338.32P.406
                              811-8886

                                    [GRAPHIC]



  Printed on recycled paper.  (10/01/02) SFIEPF-1

                                    [GRAPHIC]



                     Institutional Class
   Prospectus


                     October 1, 2002


                     Scudder Flag Investors Equity Partners Fund



    Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Equity Partners Fund --  Institutional Class


                      Overview of Equity
                      Partners Fund

                       3  Goals

                       3  Core Strategy

                       3  Investment Policies and
                          Strategies

                       4  Principal Risks of Investing in
                          the Fund

                       4  Who Should Consider Investing
                          in the Fund

                       5  Total Returns, After Fees and
                          Expenses

                       6  Fees and Expenses of the Fund

                      A Detailed Look at Equity
                      Partners Fund

                       7  Objectives

                       7  Strategy

                       7  Principal Investments

                       7  Investment Process

                       8  Risks

                       9  Management of the Fund

                      How to Invest in the Fund

                      13  Buying and Selling Institutional
                          Class Shares

                      16  Policies You Should Know About

                      21  Performance Information

                      21  Other Rights We Reserve

                      21  Understanding Distributions
                          and Taxes

                      24  Financial Highlights

Overview of Equity Partners Fund -- Institutional Class

Goals: The Fund seeks to achieve long-term growth of capital and, secondarily, current income.

Core Strategy: The Fund invests primarily in a diversified portfolio of common stocks.


Investment Policies and Strategies: Under normal circumstances, the Fund will invest at least 80% of its assets, valued at the time the security is purchased, in a diversified portfolio of common stocks. In managing the Fund, the Fund's investment advisor and sub-advisor (the 'Advisors') use a 'flexible value' approach to look for common stocks that they believe are undervalued in the marketplace based on such characteristics as earnings, dividends, cash flow, or asset values. While the Fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on the securities of larger companies.


       Scudder Flag Investors Equity Partners Fund -- Institutional Class  |  3

Principal Risks of Investing in the Fund

         An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

         . Stock prices could decline generally.

         . The 'flexible value' strategy employed by the Advisors may perform worse than other investment styles and the overall market.

         . The individual stocks chosen by the Advisors could decline in value.

Who Should Consider Investing in the Fund

         You should consider investing in the Fund if you are seeking to achieve long-term growth of capital and, secondarily, current income. There is, of course, no guarantee that the Fund will realize its goals. You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.


         This Prospectus describes the Fund's Institutional Class. The Fund offers shares through securities dealers and through financial institutions that act as shareholder service agents. You may also buy shares from the Fund directly through the Fund's transfer agent. The Fund also offers other classes with different fees, expenses and investment minimums.


         The Fund by itself does not constitute a balanced investment program. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4  |  Scudder Flag Investors Equity Partners Fund -- Institutional Class

Total Returns, After Fees and Expenses


The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the Institutional Class' actual total return for each full calendar year since the Fund began selling the Institutional Class. The table compares the Institutional Class' average annual total return with the Standard & Poor's 500(R) Composite Stock Index ('S&P 500(R) Index') over the last calendar year, the last five calendar years and since inception. An index is a model, not an actual portfolio. It is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.



The table also shows the after-tax returns of the Fund's Institutional Class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------



The Standard & Poor's 500(R) Composite Stock Index is an unmanaged index that measures the performance of 500 large US companies. It is a model, not an actual portfolio.


         Year-by-Year Returns (each full calendar year since inception)

             [CHART]

   1997    1998     1999    2000    2001
   ----    ----     ----    ----    ----
  24.76%  25.63%    7.54%   0.05%   3.27%

For the period December 31, 2001 through June 30, 2002, the year-to-date return for the Institutional Class was -10.38%. For the period shown in the bar chart, the highest return in any calendar quarter was 30.03% (fourth quarter 1998) and the lowest quarterly return was -16.57% (third quarter 1998).



    Performance for Periods Ended December 31, 2001
    Average Annual Total Returns
                                                          Since Inception
                                        1 Year  5 Years (February 14, 1996)
    -----------------------------------------------------------------------
    Institutional Class/1/
    Return Before Taxes                   3.27% 11.74%        13.57%
    -----------------------------------------------------------------------
    Institutional Class
    Return After Taxes on Distributions   2.97% 11.08%        12.89%
    -----------------------------------------------------------------------
    Institutional Class
    Return After Taxes on Distributions
    and Sale of Fund Shares               2.11%  9.63%        11.24%
    -----------------------------------------------------------------------
    S&P 500(R) Index                    -11.87% 10.70%        12.21%/2/
    -----------------------------------------------------------------------

/1/ These figures assume the reinvestment of dividends and capital gain distributions.

/2/ For the period from 2/29/96 through 12/31/01.

--------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only represents the Fund's taxable distributions, but not a shareholder's gain or loss from selling Fund shares.


The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.


       Scudder Flag Investors Equity Partners Fund -- Institutional Class  |  5

Fees and Expenses of the Fund


(expenses paid from Institutional Class assets)


The Annual Fees and Expenses table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares.

Expense Example. The example below illustrates the expenses incurred on a $10,000 investment in the Institutional Class of the Fund. The example assumes that the Institutional Class earned an annual return of 5% over the periods shown, the Institutional Class' operating expenses remained the same, you sold your shares at the end of the period and you reinvested all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

             Annual Fees and Expenses
                                                      Percentage of
                                                      Average Daily
                                                       Net Assets
             Management Fees                              0.79%
             ------------------------------------------------------
             Distribution and/or Service (12b-1) Fees      None
             ------------------------------------------------------
             Other Expenses                               0.17%
             ------------------------------------------------------
             Total Fund Operating Expenses                0.96%
             ------------------------------------------------------


Expense Example


                        1 Year 3 Years 5 Years 10 Years
                         $98    $306    $531    $1,178
                        -------------------------------


6  |  Scudder Flag Investors Equity Partners Fund -- Institutional Class

A Detailed Look at Equity Partners Fund -- Institutional Class

Objectives

         The Fund seeks to achieve long-term growth of capital and, secondarily, current income. The Advisors are responsible for managing the Fund's investments (see the section entitled 'Management of the Fund').

Strategy

         The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of common stocks.

Principal Investments

         Under normal circumstances, the Fund will invest at least 80% of its assets, at the time the security is purchased, in a diversified portfolio of common stocks.

Investment Process


         The Advisors follow an investment philosophy referred to as 'flexible value'. They look for common stocks of companies that they believe are undervalued in the marketplace based on such characteristics as earnings, dividends, cash flow, or asset values. In evaluating a company's potential, the Advisors also consider other factors such as earnings growth, industry position, the strength of management and management's commitment to the interests of their shareholders. The Advisors' strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the Fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on the securities of larger companies. They look for attractive price-to-value relationships in undervalued stocks of strong companies with good management. The emphasis is on individual stock selection, fundamental research, and valuation flexibility, without rigid constraints.


       Scudder Flag Investors Equity Partners Fund -- Institutional Class  |  7

         The Fund's emphasis, as always, has been on continuous improvement in the portfolio holdings. This process involves eliminating investments in companies in which the managers' confidence has waned and adding investments in which their conviction is high. The managers try to avoid selling their favorite long-term holdings simply because the holdings have gone up significantly and buying weaker companies simply because their stocks have lagged. The managers' experience over the years has been that, despite various market levels, there are always good values to take advantage of by using extensive research and independent thinking.


         Temporary Defensive Position. The Advisors may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Advisors may invest up to 100% of the Fund's assets in high quality, short-term money market instruments, including repurchase agreements, and in bills, notes or bonds issued by the US Treasury or by agencies of the US Government, if the situation warrants. To the extent the Advisors might adopt such a position and over the course of its duration, the Fund may not meet its goals of achieving long-term growth of capital and, secondarily, current income. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

Risks

         Set forth below are some of the prominent risks associated with investing in general, and investing in common stocks in particular. Although the Advisors attempt to assess the likelihood that these risks may occur and to limit them, the Advisors cannot guarantee that they will succeed.

         Primary risks

         Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

         Style Risk. As with any investment strategy, the 'flexible value' strategy used in managing the Fund's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of

8 | Scudder Flag Investors Equity Partners Fund -- Institutional Class one or more common stocks, the Fund may underperform the general equity market.

         Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

         Secondary risk

         Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their prices, you may not receive the full market value for your Fund shares when you sell.

Management of the Fund

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Directors. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.


         Investment Advisor and Sub-Advisor. Investment Company Capital Corporation ('ICCC' or the 'Advisor') is the Fund's investment advisor and Alex. Brown Investment Management ('ABIM' or the 'Sub-Advisor') is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Scudder family of funds. As of June 30, 2002, funds managed by ICCC totaled approximately $8.4 billion in net assets. ABIM is a registered investment advisor with approximately $7.5 billion under management as of June 30, 2002. ABIM is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three principals of ABIM.


       Scudder Flag Investors Equity Partners Fund -- Institutional Class  |  9

         ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.


         As compensation for its services for the fiscal year ended May 31, 2002, ICCC received from the Fund a fee equal to 0.79% of the Fund's average daily net assets. ICCC compensates ABIM out of its advisory fee.


         ICCC also serves as the Fund's transfer agent ('Transfer Agent'). ICCC is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

         ICCC's and ABIM's address is One South Street, Baltimore, Maryland
         21202.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the Fund.

         Messrs. Hobart C. Buppert II and Lee S. Owen have shared primary responsibility for managing the Fund's assets since June 28, 2002. Prior to June 28, 2002, Mr. Owen had primary responsibility.

         Mr. Buppert

         . Vice President of Alex. Brown Investment Management and Co-Manager of the Fund.

         . Joined ABIM as a Vice President in 1980.

         . 29 years of investment industry experience.

         . Prior experience as portfolio manager at T. Rowe Price Associates and as a portfolio manager and research analyst at Equitable Trust Company.

         . BA and MBA from Loyola College.

         . Member of the Baltimore Security Analysts Society and the Financial
           Analysts Federation.

10  |  Scudder Flag Investors Equity Partners Fund -- Institutional Class

         Mr. Owen

         . Vice President of Alex. Brown Investment Management and Co-Manager of the Fund.

         . Managed the Fund since inception.

         . Joined ABIM as a Vice President in 1983.

         . 29 years of investment industry experience.

         . Prior experience as portfolio manager at T. Rowe Price Associates.

         . BA from Williams College and MBA from the University of Virginia.

         . Member of the Baltimore Security Analysts Society and the Financial
           Analysts Federation.

      Scudder Flag Investors Equity Partners Fund -- Institutional Class  |  11

How to Invest in the Fund

The following pages tell you how to invest in the Fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a service agent--for example, a workplace retirement plan, financial supermarket or financial advisor--your service agent may have its own policies or instructions, and you should follow those.

12  |  Scudder Flag Investors Equity Partners Fund -- Institutional Class

Buying and Selling Institutional Class Shares


         You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ('service agent'). Contact them for details on how to enter and pay for your order. The Fund's Advisor may provide compensation to service agents for distribution, administrative and promotional services. You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to the Transfer Agent. Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.


         Eligibility requirements

         You may buy Institutional Class shares if you are any of the following:

         . An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

         . An employee benefit plan with assets of at least $50 million.

         . A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

         . A client of the private banking division of Deutsche Bank AG.

         . A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any Fund in the Scudder family of funds or a broker-dealer authorized to sell shares in the funds.

         Investment minimums

         Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.

         The minimum initial investment is waived for:

         . Investment advisory affiliates of Deutsche Bank Securities, Inc. or
           Scudder funds purchasing shares for the accounts of their investment advisory clients.

         . Employee benefit plans with assets of at least $50 million.

      Scudder Flag Investors Equity Partners Fund -- Institutional Class  |  13

         . Clients of the private banking division of Deutsche Bank AG.

         . A current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

         The Fund and its service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

         How to contact the Transfer Agent


            By Phone:         (800) 730-1313
            --------------------------------------------------------
            First Investments Investment Company Capital Corporation
            By Mail:          c/o Scudder Investments
                              P.O. Box 219356
                              Kansas City, MO 64121-9356
            --------------------------------------------------------
            Additional        Investment Company Capital Corporation
            Investments       c/o Scudder Investments
            By Mail:          P.O. Box 219154
                              Kansas City, MO 64121-9154
            --------------------------------------------------------
            By Overnight      Investment Company Capital Corporation
            Mail:             c/o Scudder Investments
                              811 Main Street
                              Kansas City, MO 64105-2005
            --------------------------------------------------------
            By Fax (for       (410) 895-3721
            exchanging and    ATTN: Trade Desk
            selling shares
            only):
            --------------------------------------------------------


         You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

         How to open your fund account


         MAIL: Complete and sign the account application that
               accompanies this prospectus. (You may obtain
               additional applications by calling the Transfer Agent.)
               Mail the completed application along with a check
               payable to Scudder Flag Investors Equity Partners
               Fund--Institutional Class--509 to Investment
               Company Capital Corporation. The addresses are
               shown under 'How to contact the Transfer Agent.'
         -------------------------------------------------------------
         WIRE: Call the Transfer Agent to set up a wire account.


         Please note that your account cannot become activated until we receive a completed application.

14  |  Scudder Flag Investors Equity Partners Fund -- Institutional Class

         How to buy and sell shares

         MAIL:

         Buying: Send your check, payable to 'Scudder Flag Investors Equity Partners Fund -- Institutional Class -- 509,' to the Transfer Agent. The addresses are shown under 'How to contact the Transfer Agent.' Be sure to include the Fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to 'Scudder Funds' and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

         Selling: Send a signed letter to the Transfer Agent with your name, your Fund number and account number, the Fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $250,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

         WIRE:


         Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Transfer Agent at (800) 730-1313 to notify us in advance of a wire transfer purchase. Inform the Transfer Agent representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm (Eastern time) the next business day following your purchase.


           Bank Name:  Deutsche Bank Trust Company Americas
           ----------------------------------------------------------
           Routing No: 021001033
           ----------------------------------------------------------
           Attn:       Scudder Funds
           ----------------------------------------------------------
           DDA No:     00-226-296
           ----------------------------------------------------------
           FBO:        (Account name)
                       (Account number)
           ----------------------------------------------------------
           Credit:     Scudder Flag Investors Equity Partners Fund --
                       Institutional Class -- 509
           ----------------------------------------------------------

      Scudder Flag Investors Equity Partners Fund -- Institutional Class  |  15

         Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the Fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.


         Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Transfer Agent at (800) 730-1313. Inform the Transfer Agent representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The Fund and its service agents reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 pm (Eastern time) to wire your account the next business day.


         TELEPHONE TRANSACTIONS:


         You may place orders to buy and sell over the phone by calling your service agent or the Transfer Agent at (800) 730-1313. If your shares are in an account with the Transfer Agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another Scudder fund by calling the Transfer Agent. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting the Transfer Agent at a later date.


Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor

16 | Scudder Flag Investors Equity Partners Fund -- Institutional Class should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In either case, keep in mind that the information in this prospectus applies only to the Fund's Institutional Class. The Fund does have other share classes, which are described in a separate prospectus and which have different fees, requirements and services.


         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report or prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 730-1313.



         It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts.


         Policies about transactions

         The Fund is open for business each day the New York Stock Exchange is open for business. The Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

      Scudder Flag Investors Equity Partners Fund -- Institutional Class  |  17

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         We accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third party checks, or checks issued by credit card companies or internet based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more.


         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through Automated Clearing House (ACH) purchase may be delayed for up to 10 calendar days.


18  |  Scudder Flag Investors Equity Partners Fund -- Institutional Class

         We do not issue share certificates.

         You may have difficulty contacting the Transfer Agent by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Transfer Agent by telephone, you should make your request by mail.

         Your purchase order may not be accepted if the Fund withdraws the offering of Fund shares, the sale of Fund shares has been suspended or if the Fund determined that your purchase would be detrimental to the interests of its shareholders.

         We reserve the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases or sales. In addition, for exchange requests, we may require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund if we believe that the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders, for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an ap-

      Scudder Flag Investors Equity Partners Fund -- Institutional Class  |  19
         proved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Transfer Agent for more information.

         Account Statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

         How the Fund calculates share price

         The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.


         The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset value by class calls for deducting all of the liabilities of each class from the total value of its assets (the market value of the securities it holds, plus its cash reserves) and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, the Fund determines its value in good faith by the method it believes most accurately reflects its fair value under procedures adopted by and under the general supervision of the Board of Directors.



--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early, the Fund will calculate its NAV at the time of closing.


20  |  Scudder Flag Investors Equity Partners Fund -- Institutional Class

Performance Information

         The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund's net assets, whichever is less

         . change, add, or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $250,000 for any reason other than a change in market value

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways:

      Scudder Flag Investors Equity Partners Fund -- Institutional Class  |  21
         by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

         If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income semi-annually. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

         The Fund may also pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash, and even if a portion of the distribution represents a return of your purchase price.

         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders pay federal, state and local taxes on the income dividends or capital

22 | Scudder Flag Investors Equity Partners Fund -- Institutional Class gains distributions paid out by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions if any are paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income Dividends                       Ordinary Income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary Income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.


         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder fund) is generally a taxable transaction for you:


         Transaction                   Tax status
         Your sale of shares owned for Generally, long-term capital
         more than one year            gains or losses
         -------------------------------------------------------------
         Your sale of shares owned for Generally, short-term capital
         one year or less              gains or losses; losses subject
                                       to special rules
         -------------------------------------------------------------


         The Fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.


      Scudder Flag Investors Equity Partners Fund -- Institutional Class  |  23

Financial Highlights

The table below provides a picture of the Institutional Class' financial performance for the past five fiscal years. The information selected reflects results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-730-1313.


Institutional Class


(for a share outstanding throughout each period)



                                                For the Years Ended May 31,
                                            2002     2001     2000     1999     1998

Per share operating performance:
------------------------------------------------------------------------------------
Net asset value,
beginning of year                       $24.70   $21.35    $25.75   $21.32   $16.94
------------------------------------------------------------------------------------
Income from
investment operations
------------------------------------------------------------------------------------
Net investment income                    0.05/1/   0.11     0.15     0.04     0.10
------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                   (1.71)     4.15    (3.53)    4.70     4.61
------------------------------------------------------------------------------------
Total from investment operations        (1.66)     4.26    (3.38)    4.74     4.71
------------------------------------------------------------------------------------
Distributions to shareholders
------------------------------------------------------------------------------------
Net investment income and net realized
short-term gains                        (0.10)    (0.14)   (0.03)   (0.04)   (0.14)
------------------------------------------------------------------------------------
Net realized long-term gains            (0.14)    (0.77)   (0.99)   (0.27)   (0.19)
------------------------------------------------------------------------------------
Total distributions                     (0.24)    (0.91)   (1.02)   (0.31)   (0.33)
------------------------------------------------------------------------------------
Net asset value, end of year           $22.80    $24.70   $21.35   $25.75   $21.32
------------------------------------------------------------------------------------
Total investment return                 (6.73)%   20.44%  (13.39)%  22.53%   28.14%
------------------------------------------------------------------------------------

Supplemental data and ratios:
------------------------------------------------------------------------------------
Net assets, end of year (000s omitted) $100,476  $115,588 $105,505 $125,388  $94,354
------------------------------------------------------------------------------------
Ratios to average net assets:
------------------------------------------------------------------------------------
Net investment income                    0.22%     0.43%    0.65%    0.23%    0.54%
------------------------------------------------------------------------------------
Expenses                                 0.96%     0.93%    0.93%    0.95%    0.98%
------------------------------------------------------------------------------------
Portfolio turnover rate                    20%       20%      32%      21%       8%
------------------------------------------------------------------------------------





/1/ Calculated using average shares methodology.



24  |  Scudder Flag Investors Equity Partners Fund -- Institutional Class

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the Fund, call (800) 730-1313, or contact Scudder Investments at the address listed below. These documents and other information about the Fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.



Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com

(800) 730-1313


Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

                                    [GRAPHIC]
SCUDDER
INVESTMENTS


[LOGO]
A Member of
Deutsche Asset Management

SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090

                    Flag Investors               CUSIP#
                    Equity Partners Fund, Inc.--
                    Institutional Class:         338.32P.307
                                                 811-8886

                                    [GRAPHIC]



  Printed on recycled paper.  (10/01/02) SFIEPF-1-IN

                       STATEMENT OF ADDITIONAL INFORMATION


                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.



                                One South Street
                            Baltimore, Maryland 21202




          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.
    IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS. THE AUDITED FINANCIAL STATEMENTS OF THE FUND ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH HAS
  BEEN FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS
   INCORPORATED BY REFERENCE INTO THIS STATEMENT OF ADDITIONAL INFORMATION. A
     COPY OF EACH PROSPECTUS AND THE ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICE AGENT OR BY
                 WRITING OR CALLING THE FUND, ONE SOUTH STREET,
                   BALTIMORE, MARYLAND 21202, (800) 621-1048.




            Statement of Additional Information Dated October 1, 2002
               relating to Prospectuses Dated October 1, 2002 for:

    Scudder Flag Investors Equity Partners Fund Class A Shares, Scudder Flag Investors Equity Partners Fund Class B Shares, Scudder Flag Investors Equity Partners Fund Class C Shares and Scudder Flag Investors Equity Partners Fund
                              Institutional Class

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ...........................................   1
INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS ...................   1
     Equity Securities ....................................................   2
     Below Investment Grade Securities ....................................   2
     Repurchase Agreements ................................................   3
     Lending of Portfolio Securities ......................................   4
     Foreign Investment Risk Considerations ...............................   4
     Rule 144A Securities .................................................   5
     Initial Public Offerings (IPOs) ......................................   5
     Investment Restrictions ..............................................   5
VALUATION OF SHARES .......................................................   6
PURCHASE AND REDEMPTION INFORMATION .......................................   6
FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS ......................  22
     Qualification as a Regulated Investment Company ......................  22
     Fund Distributions ...................................................  23
     Sale or Exchange of Fund Shares ......................................  24
     Federal Excise Tax; Miscellaneous Considerations .....................  24
     State and Local Taxes ................................................  25
MANAGEMENT OF THE FUND ....................................................  25
     Directors and Officers ...............................................  25
     Code of Ethics .......................................................  34
INVESTMENT ADVISORY AND OTHER SERVICES ....................................  34
DISTRIBUTION OF FUND SHARES ...............................................  35
     General Information ..................................................  37
BROKERAGE .................................................................  38
CAPITAL STOCK .............................................................  39
SEMI-ANNUAL REPORTS AND ANNUAL REPORTS ....................................  40
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES .........................  40
INDEPENDENT ACCOUNTANTS ...................................................  40
LEGAL MATTERS .............................................................  41
PERFORMANCE INFORMATION ...................................................  41
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .......................  44
FINANCIAL STATEMENTS ......................................................  46
APPENDIX A ................................................................ A-1

GENERAL INFORMATION AND HISTORY


         The legal name of the Fund is Flag Investors Equity Partners Fund, Inc. (the `Fund') The Fund is also known as the Scudder Flag Investors Equity Partners Fund. The Fund is an open-end diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the `SEC'), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers four classes of shares: Scudder Flag Investors Equity Partners Fund Class A Shares (the `Class A Shares'), Scudder Flag Investors Equity Partners Fund Class B Shares (the `Class B Shares'), Scudder Flag Investors Equity Partners Fund Class C Shares (`Class C Shares') and Scudder Flag Investors Equity Partners Fund Institutional Class (formerly, Flag Investors Equity Partners Institutional Shares)(the `Institutional Class') (collectively, the `Shares'). As used herein, the `Fund' refers to Flag Investors Equity Partners Fund, Inc. or Scudder Flag Investors Equity Partners Fund and specific references to any class of the Fund's Shares will be made using the name of such class.

         On August 19, 2002, the Deutsche Asset Management funds were combined with the Scudder family of funds under the Scudder Investments brand. This change does not affect the operations of the Fund, but results in modifications to the presentation of the Fund's prospectuses, periodic reports and other publications on behalf of the Fund. On May 7, 2001, Deutsche Asset Management changed the name of its `Flag Investors' family of mutual funds to `Deutsche Asset Management.' This change did not affect the name, management, or operations of the Fund, but resulted in modifications to the presentation of the Fund's prospectuses, periodic reports and other publications on behalf of the Fund.


         Important information concerning the Fund is included in the Fund's Prospectuses, which may be obtained without charge from the Fund's distributor (the `Distributor') or from Participating Dealers that offer Shares to prospective investors. Prospectuses may also be obtained from Shareholder Service Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         The Fund was incorporated under the laws of the State of Maryland on November 29, 1994. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the `Investment Company Act') and its Shares under the Securities Act of 1933, as amended (the `Securities Act'), and began operations on February 13, 1995. The Fund has offered the Institutional Class since February 14, 1996 and the Class C Shares since October 28, 1998.

         Under a license agreement dated January 31, 1995 between the Fund and Alex. Brown & Sons Incorporated (predecessor to Deutsche Bank Securities Inc., formerly, Deutsche Banc Alex. Brown Inc.) (`Deutsche Bank Securities Inc.), Alex. Brown & Sons Incorporated licenses to the Fund the `Flag Investors' name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.


INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS


         The Fund seeks to achieve long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks. The Fund may make other equity investments (including preferred stocks, convertible securities, warrants and other securities convertible into or exchangeable for common stocks). Under normal circumstances, the Fund will invest as fully as feasible in equity securities and at least 80% of the Fund's assets will be so invested. This policy may be changed by the Board of Directors upon 60 days written notice to shareholders. There can be no assurance that the Fund's investment objectives will be achieved.

         The Fund is named for the three-way partnership among company management, the Fund's management and the shareholder. Companies owned by the Fund have management who are committed to the interests of their shareholders and may have a significant ownership position in their companies' stock. Similarly, the Fund's portfolio managers have a significant personal investment in the Fund's shares. Their vested interests are aligned with yours, so that achieving shareholder value is more than a stated objective. Company management, Fund management and shareholders are linked like equity partners.

         The Fund's emphasis, as always, has been on continuous improvement in the portfolio holdings. This process involves eliminating investments in companies in which the managers' confidence has waned and adding investments in which his conviction is high. The managers try to avoid selling their favorite long-term holdings simply because the holdings have gone up significantly and buying weaker companies simply because their stocks have lagged. The managers' experience over the years has been that, despite various market levels, there are always good values to take advantage of by using extensive research and independent thinking.

         In addition, the Fund may invest up to 10% of its total assets in non-convertible debt securities. Up to all of any such investments may be in securities that are rated below investment grade by Moody's Investors Service, Inc. (`Moody's') or Standard & Poor's Ratings Group (`S&P') or are unrated and of similar quality, as determined by the investment advisor and sub-advisor (the `Advisors') under criteria approved by the Board of Directors. (A description of the rating categories of S&P and Moody's is set forth in Appendix A to this Statement of Additional Information.) However, the Fund does not intend to invest in below investment grade securities to a significant degree. Any remaining assets of the Fund not invested as described above may be invested in high quality money market instruments. For temporary defensive purposes the Fund may invest up to 100% of its assets in high quality short-term money market instruments, including repurchase agreements, and in bills, notes or bonds issued by the US Treasury Department or by other agencies of the US Government.


         Additional information about certain of the Fund's investment policies and practices are described below.

Equity Securities

         Equity securities include common stocks, preferred stocks, warrants, and other securities that may be converted into or exchanged for common stocks. Common stocks are equity securities that represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends based on proportionate ownership. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Convertible securities are securities that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.

         In general, the market value of a convertible security is at least the higher of its `investment value' (i.e., its value as a fixed-income security) or its `conversion value' (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying common stock increases, whereas it tends to decrease as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Below Investment Grade Securities


         The Fund may purchase non-convertible debt securities that carry ratings lower than those assigned to investment grade bonds by S&P or Moody's, or that are unrated by S&P or Moody's if such bonds, in the Advisors' judgment, meet the quality criteria established by the Board of Directors. These bonds generally are known as `junk bonds.' These securities may trade at substantial discounts from their face values. Accordingly, if the Fund is successful in meeting its objective, investors may receive a total return consisting not only of income dividends but, to a lesser extent, capital gains. Appendix A to this Statement of Additional Information sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal. These ratings range in descending order of quality from AAA to D, in the case of S&P, and from Aaa to C, in the case of Moody's. Generally, securities that are rated lower than BBB by S&P or A by Moody's are described as below investment grade. Securities rated lower than investment grade may be of a predominately speculative character and their future cannot be considered well-assured. The issuer's ability to make timely payments of principal and interest may be subject to material contingencies. Securities in the lowest rating categories may be unable to make timely interest or principal payments and may be in default and in arrears in interest and principal payments.


         Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, these ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Advisors do not rely exclusively on ratings issued by S&P or Moody's in selecting portfolio securities, but supplement such ratings with independent and ongoing reviews of credit quality. In addition, the total return the Fund may earn from investments in high-yield securities will be significantly affected not only by credit quality but by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisors of investments in lower rated securities involves continuous analysis of individual issuers, general business conditions, activities in the high-yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

         Investing in higher yield, lower rated bonds entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of high-yield bonds will fluctuate over time, reflecting not only changing interest rates but also the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In adverse economic conditions, the liquidity of the secondary market for high-yield bonds may be significantly reduced. In addition, adverse economic developments could disrupt the high-yield bond market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically. Even under normal conditions, the market for high-yield bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high-yield bond market and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for high-yield bonds may become more volatile and there may be significant disparities in the prices quoted for high-yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable, objective data available. Finally, prices for high-yield bonds may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation may significantly depress the prices of outstanding high-yield bonds.

Repurchase Agreements

         The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by the Advisors. A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the US Government only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

Lending of Portfolio Securities

         The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower `marks to market' on a daily basis),
(c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest-bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisors to be of good standing and when, in the judgment of the Advisors, the consideration that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the borrower, will be considered in making decisions with respect to the lending of securities.

         At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Cash collateral may be invested in a money market fund managed by Deutsche Bank AG (or its affiliates). Deutsche Bank AG serves as the Fund's lending agent and shares in revenue received from securities lending transactions as compensation for this service.

Foreign Investment Risk Considerations


         From time to time, the Advisors may invest the Fund's assets in American Depositary Receipts and other securities, which are traded in the United States and represent interests in foreign issuers. The Advisors may also invest up to 10% of the Fund's assets in securities of foreign companies, and in debt and equity securities issued by foreign corporate and government issuers and which are not traded in the United States (though they do not intend to do so to a significant degree) when the Advisors believe that such investments provide good opportunities for achieving income and capital gains without undue risk. Foreign investments involve substantial and different risks which should be carefully considered by any potential investor. Such investments are usually not denominated in dollars so changes in the relative values of the dollar and other currencies will affect the value of foreign investments. In general, less information is publicly available about foreign companies than is available about companies in the United States. Most foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. The settlement periods for foreign securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. Portfolio securities held by the Fund which are listed on foreign exchanges may be traded on days that the Fund does not value its securities, such as Saturdays and the customary United States business holidays on which the New York Stock Exchange is closed. As a result, the net asset value of Shares may be significantly affected on days when shareholders do not have access to the Fund.

         Although the Fund intends to invest in securities of companies and governments of developed, stable nations, there is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments that could adversely affect investments, assets or securities transactions of the Fund in some foreign countries. The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the Fund's shareholders.

Rule 144A Securities

         The Fund may purchase Rule 144A Securities. Rule 144A Securities are restricted securities in that they have not been registered under the Securities Act, but they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market may affect the value of the Rule 144A Securities. The Fund's Board of Directors has established guidelines and procedures to be utilized to determine the liquidity of such securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Initial Public Offerings (IPOs)

         The Fund may invest in IPOs but historically has not done so to a significant degree. IPOs may be very volatile, rising and falling rapidly based on, among other reasons, investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified effect on Fund performance depending on market conditions.

Investment Restrictions

         The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The vote of a majority of the outstanding Shares of the Fund means the lesser of: (i) 67% or more of the Shares present at a shareholder meeting at which the holders of more than 50% of the Shares are present or represented by proxy or (ii) more than 50% of the outstanding Shares of the Fund. The Fund will not:

1. Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the US Government and its agencies and instrumentalities are not considered an industry);

2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except the US Government, its agencies and instrumentalities;

3. Borrow money except as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing;

4.  Invest in real estate or mortgages on real estate;

5. Purchase or sell commodities or commodities contracts provided that the Fund may invest in financial futures and options on such futures;

6. Act as an underwriter of securities within the meaning of the US federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

7.  Issue senior securities; or

8. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, and may loan portfolio securities and enter into repurchase agreements as described in the Registration Statement.

         The following investment restriction may be changed by a vote of the majority of the Board of Directors. The Fund will not:

         1. Invest more than 10% of the value of its net assets in illiquid securities (as defined under federal or state securities laws).



VALUATION OF SHARES

         The net asset value per share of each class of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the `NYSE') on each day the Exchange is open for trading. If the NYSE closes early, the Fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

         The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These `late day' agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.

         When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board of Directors. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value securities at their last reported price or at some other value.

PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are distributed by Scudder Distributors Inc. (`SDI'), the Fund's Distributor. The Fund offers the classes of shares set forth in the `General Information and History' Section of this Statement of Additional Information. General information on how to buy shares of the Fund is set forth in `Buying and Selling Fund shares' in the Fund's Prospectuses. The following supplements that information.

Class A, B, and C shares

         Fund shares are sold at their public offering price, which is the net asset value per share next determined after an order is received in proper form, plus, with respect to Class A shares, an initial sales charge. Class A shares are sold subject to an annual Rule 12b-1 distribution fee of 0.25%. Class B shares and Class C shares are sold subject to an annual Rule 12b-1 distribution fee of 0.75%. Class B and C shares are also subject to an annual 0.25% shareholder servicing fee. The minimum initial investment for Class A, B or C shares is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for an Individual Retirement Account is $500 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion. The Fund may waive the minimum for purchases by a current or former director or trustee of Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of

Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

Purchase of Class A, B and C Shares

         Investors may invest in the Fund's Class A, B and C shares by establishing a shareholder account directly with Investment Company Capital Corporation (`ICCC'), the Fund's Transfer Agent or a securities dealer or any financial institution that is authorized to act as a shareholder servicing agent.

Alternative Purchase Arrangements

         Class A shares of the Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

         The primary distinctions among the classes of the Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution and shareholder servicing fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                          Annual 12b-1
                                                        Distribution Fee
                                                       (as a % of average
                          Sales Charge                  daily net assets)                Other Information
                          ------------                  -----------------                -----------------
Class A      Maximum initial sales charge of 5.75%           0.25%           Initial sales charge waived or reduced
             of the public offering price*                                   for certain purchases

Class B      Maximum contingent deferred sales               0.75%           Class B shares also deduct a 0.25%
             charge of 4% of redemption proceeds;                            shareholder servicing fee from Class
             declines to zero after six years                                assets each year.  Class B shares
                                                                             convert to Class A shares six years
                                                                             after issuance

Class C      Contingent deferred sales charge of             0.75%           Class C shares also deduct a 0.25%
             1% of redemption proceeds for                                   shareholder servicing fee from Class
             redemptions made during first year                              assets each year.  Class C shares do
             after purchase                                                  not have a conversion feature

* Class A shares purchased at net asset value under the `Large Order NAV Purchase Privilege' may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales charge if redeemed within the second year of purchase.

         Due to the desire of the Company's management to afford ease of redemption, certificates will not be issued to indicate ownership of the Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 1.5% or more of the certificate value is normally required).

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                  Sales Charge
                                                                  ------------

                                                                                   Allowed to Dealers
                                       As a Percentage of     As a Percentage of    As a Percentage
Amount of Purchase                       Offering Price        Net Asset Value*    of Offering Price
------------------                       --------------        ----------------    -----------------
Less than $50,000                            5.75%                  6.10%                5.20%
$50,000 but less than $100,000               4.50%                  4.71%                4.00%
$100,000 but less than $250,000              3.50%                  3.63%                3.00%
$250,000 but less than $500,000              2.60%                  2.67%                2.25%
$500,000 but less than $1 million            2.00%                  2.04%                1.75%
$1 million and over                          0.00%**                0.00%**              0.00%***

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as below.

***      Commission is payable by SDI as discussed below.

         The Fund receives the entire net asset value of all its Class A shares sold. SDI, the Fund's Distributor, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, SDI may reallow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

         Class A shares of the Fund may be purchased without sales charges by:
(a) any purchaser provided that the amount invested in such Fund or other Scudder Funds listed under `Special Features -- Class A Shares -- Combined Purchases' totals at least $1,000,000 including purchases of Class A shares pursuant to the `Combined Purchases,' `Letter of Intent' and `Cumulative Discount' features described under `Special Features' (the `Large Order NAV Purchase Privilege'); or (b) a participant-directed qualified retirement plan described in the Internal Revenue Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in the Internal Revenue Code of 1986 (`Internal Revenue Code,' or the `Code') Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees. Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See `Purchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege.'

         SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund without sales charges in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

           Compensation Schedule #1/(1)/             Compensation Schedule #2/(2)/     Compensation Schedule #3/(2)//(3)/
           -----------------------------             -----------------------------     ----------------------------------

                                       As a                                As a                                As a
                                   Percentage of       Amount of       Percentage of        Amount of      Percentage of
Amount of Shares Sold             Net Asset Value     Shares Sold     Net Asset Value      Shares Sold    Net Asset Value
---------------------             ---------------     -----------     ---------------      -----------    ---------------
$1 million to $5 million               1.00%       Under $15 million       0.75%        Over $15 million    0.25-0.50%

Over $5 million to $50 million         0.50%              --                --                --                --

Over $50 million                       0.25%              --                --                --                --

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through the Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in the Fund and other funds listed under `Special Features -- Class A Shares -- Combined Purchases,' including purchases pursuant to the `Combined Purchases,' `Letter of Intent' and `Cumulative Discount' features referred to above.

(2) Compensation Schedules 2 and 3 apply to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from `Compensation Schedule #2' to `Compensation Schedule #3' is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor may request to be re-underwritten by contacting their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

(3) Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff, the number of non-Scudder funds the plan chooses, and the per-participant record keeping fee, can increase the fee paid up to 0.50%.

         The privilege of purchasing Class A shares of the Fund without sales charges under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

         Class A shares of the Fund or of any other Scudder Funds listed under `Special Features -- Class A Shares -- Combined Purchases' may be purchased without sales charges in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. Ill.). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase without sales charges under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed without sales charges pursuant to this privilege, specifically identifying the purchaser as a member of the `Tabankin Class.' Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares without sales charges pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund without sales charges under this privilege is not available if another net asset value purchase privilege also applies.

         Class A shares of the Fund may be purchased without sales charges in any amount by certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of up to 0.50% of the amount of Class A shares purchased.

         Class A shares may be sold without sales charges in any amount to: (a) a current or former director or trustee of Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the funds; (b) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding section (a); (c) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (d) persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold without sales charges in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase the Fund's Class A shares without sales charges hereunder. Class A shares may be sold without sales charges in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase the Fund's Class A shares without sales charges through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of the Fund may be sold without sales charges through certain investment advisors registered under the Investment Advisors Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. The Fund may also issue Class A shares without sales charges in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

         The sales charge scale is applicable to purchases made at one time by any `purchaser' which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group must be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See `Purchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class B Shares.'

The Distributor compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See `Distribution of Fund Shares.'

         Class B shares of the Fund will automatically convert to Class A shares of the Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of the Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See `Purchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class C Shares.' SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See `Distribution of Fund Shares'.

Purchase of Institutional Class Shares. Information on how to buy shares is set forth in the section entitled `Buying and Selling Shares' in the relevant Fund's prospectuses. The following supplements that information. The minimum initial investment for Institutional Class shares is $250,000. There is no minimum subsequent investment requirement for the Institutional Class shares. These minimum amounts may be changed at any time in management's discretion.

         Investors may invest in Institutional Class shares by setting up an account directly with the Fund's Transfer Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund's Transfer Agent should submit purchase and redemption orders as described in the prospectus. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional Class shares for the Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

         Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent.

         To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Transfer Agent at 1-800-621-1048.

         To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Signature Guarantees. Certain requests must include a signature guarantee to protect you and the Transfer Agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

         Your redemption is for greater than $100,000 worth of shares,

         Your account registration has changed within the last 15 days,

         The check is being mailed to a different address than the one on your account (record address),

         The check is being made payable to someone other than the account owner(s),

         The redemption proceeds are being transferred to a fund account with a different registration, or

         You wish to have redemption proceeds wired to a non-pre-designated bank account.

         You should be able to obtain a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can not get a signature guarantee from a notary public and we must be provided the original guarantee, not a photocopy.

Which Arrangement Is Better for You? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. In making this decision, investors should review their particular circumstances carefully with their financial representative. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares.

         SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. That determination must be made by investors alone along with the assistance of their financial representative. Orders for Class B shares or Class C shares for $500,000 or more will not be accepted, with the exception of orders received from employer-sponsored employee benefit plans using the subaccount recordkeeping system available through the Transfer Agent (Flex Plans). Orders for Class B shares or Class C shares for Flex Plans (not including plans under Code Section 403(b)(7) sponsored by a K-12 school district) will not be accepted in such classes but will instead be invested in Class A shares without sales charges when the combined subaccount value in the Fund or other Eligible Funds or other plan investments listed under `Special Features -- Class A shares -- Combined Purchases' is in excess of $5 million including purchases pursuant to the `Combined Purchases,' `Letter of Intent' and `Cumulative Discount' features described under `Special Features.' For purposes of redirecting contributions, Flex Plan values will be calculated annually.

         Flex Plans that satisfy each of the conditions described below may direct the Transfer Agent to convert plan assets invested in Class B shares to Class A shares without incurring a contingent deferred sales charge. In order to qualify for the preceding conversion privilege, a Flex Plan must satisfy each of the following conditions: (1) the plan must have an aggregate balance of $2 million in plan assets invested in Eligible Funds or other investments maintained on the subaccount recordkeeping system of the Transfer Agent; (2) the plan must have elected to purchase Class A shares of the Eligible Funds without sales charges for future contributions to be invested in Eligible Funds; and (3) the plan must have been using the subaccount recordkeeping system of the Transfer Agent for at least four years. When eligible, Flex Plan sponsors must elect in writing to the Transfer Agent in order to convert plan assets from Class B shares to Class A shares.

         Flex Plans set-up after October 1, 2002 will automatically begin purchasing Class A shares without sales charges once the Flex Plan's assets reach $1 million. The current level for automatic Class A share purchases is $5 million. Flex Plans with Class B or C shares assets between $1 and $5 million may continue to purchase Class B or C shares until October 1, 2005. After October 1, 2005, all Flex Plans with assets over $1 million must begin purchasing Class A shares.

         For more information about these sales arrangements, consult your financial representative or the Transfer Agent. In particular, for information concerning the eligibility of investors to purchase Class A shares without sales charges, see `Purchase and Redemption of Shares - Initial Sales Charge Alternative' and for information on special rules for aggregating assets of Flex Plans for eligibility for the Combined Purchase and related features, see `Special Features -- Class A Shares -- Combined Purchases.' Financial services firms may receive different compensation depending upon which class of shares they sell. Institutional Class shares are available to certain eligible investors, as described in the relevant prospectus.

         SDI may, from time to time, pay or allow to firms up to a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Deutsche or Scudder IRA account; (ii) the shares are purchased as a direct `roll over' of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company; (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

         In addition to the discounts or commissions described above, SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by SDI.

         Orders for the purchase of shares of the Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by the Transfer Agent of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value (see `Net Asset Value') and received in good order by the Transfer Agent prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (`trade date'). The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce a client's return. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Transfer Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Transfer Agent for these services. This Statement of Additional Information should be read in connection with such firms' material regarding their fees and services.

         A `Business Day' means any day on which the NYSE is open. For an investor who has a shareholder account with the Fund, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular trading on the NYSE and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.

         The Fund reserves the right to withdraw all or any part of the offering made by the Fund's prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period.

         Shareholders should direct their inquiries to Investment Company Capital Corporation, c/o Scudder Investments, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received the Fund's prospectus.

Redemption or Repurchase of Shares

General. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's Transfer Agent, the shareholder may redeem such shares by sending a written request and, if required, a signature guarantee to Scudder Funds, Attention: Redemption Department, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder(s) with signatures guaranteed. (See `Purchase and Redemption of Shares - Signature Guarantee') The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner(s). Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, directors, trustees or guardians.

         The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Transfer Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven calendar days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (e.g., purchases by check, QuickSell or Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 calendar days from receipt by a Fund of the purchase amount. The redemption within two years of Class A shares purchased without sales charges under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see `Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares'), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see `Contingent Deferred Sales Charge -- Class B Shares' below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see `Contingent Deferred Sales Charge -- Class C Shares' below).

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         If the value of your account falls below the minimum account balance requirement for the respective class, the Fund reserves the right to redeem your shares or close your account after giving you 60 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

         Shareholders can request the following telephone privileges: redemption by wire and QuickSell transactions (see `Special Features') and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Transfer Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under `General' above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Transfer Agent with signatures guaranteed. Telephone requests may be made by calling
(800) 621-1048. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 calendar days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail or make an online redemption. The Fund reserves the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to the Transfer Agent, which the Fund has authorized to act as its agent. There is no charge with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by the Transfer Agent. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see `Valuation of Shares, Subscriptions and Redemptions - Valuation of Shares') and received by the Transfer Agent prior to the close of the Transfer Agent's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Redemption by Wire. If the account holder has given or the account holders have given authorization for wire redemption to the account holder's or account holders' brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single account previously designated by the account holder(s). Requests received by the Transfer Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value per Fund share effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Transfer Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Transfer Agent will honor requests by telephone at (800) 621-1048 or in writing, subject to the limitations on liability described under `General' above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Transfer Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 calenar days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the redemption by wire privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. Note a shareholder who redeems Class A shares also may be charged a short-term redemption fee if the Fund imposes a short-term redemption fee. (See `Policies About Transactions' in the Fund's Prospectus.) The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Transfer Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

                 Year of Redemption        Contingent Deferred
                 After Purchase                Sales Charge
                 --------------                ------------

                 First                              4%
                 Second                             3%
                 Third                              3%
                 Fourth                             2%
                 Fifth                              2%
                 Sixth                              1%

         The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to an automatic withdrawal plan (see `Special Features -- Automatic Withdrawal Plan' below), (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code
Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Deutsche or Scudder IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer-sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Transfer Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund),
(c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for redemptions made pursuant to an automatic withdrawal plan (limited to 12% of the net asset value of the account during the first year, see `Special Features -- Automatic Withdrawal Plan'); (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2; (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); (f) for any participant-directed redemption of shares held by employer-sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Transfer Agent; (g) redemption of shares by an employer-sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first-year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and (h) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first-year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

         The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2001 will be eligible for the second year's charge if redeemed on or after March 1, 2002. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of the Fund or any fund listed under `Special Features -- Class A Shares -- Combined Purchases' (other than shares of the Scudder Cash Reserves Fund or Scudder Cash Reserve Prime Shares purchased directly without sales charges) may reinvest up to the full amount redeemed without sales charges at the time of the reinvestment in Class A shares of the Fund or of the listed funds under `Special Features -- Class A Shares -- Combined Purchases'. A shareholder of the Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see `Purchase and Redemption of Shares -- Initial Sales Charge Alternative -- Class A Shares') or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed without sales charges at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of the Fund. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, without sales charges in Class A shares of the Fund or of the funds listed under `Special Features -- Class A Shares -- Combined Purchases.' Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for funds available for sale in the shareholder's state of residence as listed under `Special Features -- Exchange Privilege.' The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of the Funds' shares, the reinvestment in the same Fund may be subject to the `wash sale' rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.

Redemption in Kind

         Although it is the Fund's present policy to redeem in cash, the Fund may satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, taking such securities at the same value used to determine net asset value. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption also would not be as liquid as a redemption entirely in cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a share at the beginning of the period.

Special Features

Class A Shares -- Combined Purchases. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following Funds: Scudder 21st Century Growth Fund, Scudder Aggressive Growth Fund, Scudder Blue Chip Fund, Scudder California Tax-Free Income Fund, Scudder Capital Growth Fund, Scudder Cash Reserves Fund (available only upon exchange or conversion from Class A shares of another Scudder Fund), Scudder Cash Reserve Prime Shares (available only upon exchange or conversion from Class A shares of another Scudder Fund), Scudder Contrarian Fund, Scudder-Dreman Financial Services Fund, Scudder Global Discovery Fund, Scudder-Dreman High Return Equity Fund, Scudder Dynamic Growth Fund, Scudder Emerging Markets Income Fund, Scudder Florida Tax-Free Income Fund, Scudder Focus Growth Fund, Scudder Focus Value Plus Growth Fund, Scudder Global Fund, Scudder Global Bond Fund, Scudder Gold and Precious Metals Fund, Scudder Growth and Income Fund, Scudder Health Care Fund, Scudder High-Yield Fund (to be renamed `Scudder High Income Fund' on or about October 7, 2002), Scudder High-Yield Opportunity Fund (to be renamed `Scudder High Income Opportunity Fund' on or about October 29, 2002), Scudder High-Yield Tax-Free Fund, Scudder Income Fund, Scudder International Fund, Scudder Large Company Growth Fund, Scudder Large Company Value Fund, Scudder Managed Municipal Bond Fund, Scudder Massachusetts Tax-Free Fund, Scudder Medium-Term Tax-Free Fund, Scudder New Europe Fund, Inc., Scudder New York Tax-Free Income Fund, Scudder Pathway Series -- Conservative Portfolio, Scudder Pathway Series -- Growth Portfolio, Scudder Pathway Series -- Moderate Portfolio, Scudder S&P 500 Stock Fund, Scudder-Dreman Small Cap Value Fund, Scudder Small Company Stock Fund, Scudder Strategic Income Fund, Scudder Target Fund (series are subject to a limited offering period), Scudder Technology Fund, Scudder Technology Innovation Fund, Scudder Total Return Fund, Scudder U.S. Government Securities Fund, Scudder Flag Investors Value Builder Fund, Scudder Flag Investors Equity Partners Fund, Scudder Growth Opportunity Fund, Scudder Top 50 US Fund, Scudder International Equity Fund, Scudder International Select Equity Fund, Scudder European Equity Fund, Scudder Flag Investors Communications Fund, Scudder Global Biotechnology Fund, Scudder Real Estate Securities Fund, Scudder Fixed Income Fund, Scudder Micro Cap Fund, Scudder Mid Cap Fund, Scudder Small Cap Fund, Scudder Japanese Equity Fund (`Scudder Funds'). Except as noted below, there is no combined purchase credit for direct purchases of shares of Scudder Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust (`Money Market Funds'), which are not considered a `Scudder Fund' for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Scudder Investments Service Company may include: (a) Money Market Funds as `Scudder Funds,' (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Scudder Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent (`Letter') provided by the SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The

Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Transfer Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an `accumulation credit' toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of the Fund are included for this privilege.

Class A Shares -- Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of the Fund being purchased, the value of all Class A shares of the above mentioned Scudder Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Transfer Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B, Class C, Investment, Institutional, and Premier Class shares may exchange their shares for shares of the corresponding class, if available, of Scudder Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Scudder Funds and shares of the Money Market Funds listed under `Special Features -- Class A Shares -- Combined Purchases' above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Scudder Cash Reserves Fund and Scudder Cash Reserve Prime Shares that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

         Class A shares of the Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Scudder Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of the Fund and Class B shares of any Scudder Fund listed under `Special Features -- Class A Shares -- Combined Purchases' may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of the Fund and Class C shares of any Scudder Fund listed under `Special Features -- Class A Shares -- Combined Purchases,' which sells Class C shares, may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, amounts exchanged retain their cost and purchase date.

Institutional Class Shares. Shareholders of the Fund's Institutional Class shares can exchange all or part of their shares for corresponding shares in another Scudder Fund, if available. Exchanges are subject to the limitations set forth in the prospectus and the 15-Day Hold Policy discussed below.

General. Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the `15-Day Hold Policy'). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund and Scudder Cash Reserve Prime Shares) acquired by exchange from another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisors' judgment, the exchange activity may have an adverse effect on the Fund. The Fund specifically reserves the right to refuse your order if it is part of a multiple purchase or exchange request that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a `market-timing' strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of the investment and your background and the background of any other investors or dealers involved. In particular, a pattern of exchanges that coincides with a `market timing' strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy.

         For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Scudder Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or SDI. Exchanges may be accomplished by a written request to Investment Company Capital Corporation, c/o Scudder Investments, Attention: Exchange Department, P.O. Box 219557, Kansas City, Missouri 64121-9557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Transfer Agent will honor requests by telephone at (800) 621-1048, subject to the limitations on liability under `Redemption or Repurchase of Shares -- General.' Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change to this privilege will be provided.

Automatic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Scudder Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. If selected, exchanges will be made automatically until the shareholder or the Scudder Fund terminates the privilege. Exchanges are subject to the terms and conditions described above under `Exchange Privilege.' This privilege may not be used for the exchange of shares held in certificated form.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Fund. Shareholders can also redeem shares (minimum $50 and maximum $250,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least

10 calendar days. By enrolling in QuickBuy and QuickSell, the shareholder authorizes the Transfer Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under `Redemption or Repurchase of Shares -- General.' Once enrolled in QuickBuy and QuickSell, a shareholder can initiate a transaction by calling toll free at (800) 621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Investment Company Capital Corporation, c/o Scudder Investments, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination will become effective as soon as the Transfer Agent has had a reasonable amount of time to act upon the request. QuickBuy and QuickSell cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts (`IRAs').

Direct Deposit. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (`Direct Deposit'), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Transfer Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Investment Company Capital Corporation, c/o Scudder Investments, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination by a shareholder will become effective within thirty days after the Transfer Agent has received the request. The Fund may immediately terminate a shareholder's plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $50. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under an automatic withdrawal plan is 12% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested without sales charges. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

         The purchase of Class A shares while participating in an automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. SDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to an automatic withdrawal plan. The automatic withdrawal plan may be amended on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.

Tax-Sheltered Retirement Plans. The Transfer Agent provides retirement plan services and documents and the Transfer Agent can establish investor accounts in any of the following types of retirement plans:

..        Traditional, Roth and Education Individual Retirement Accounts. This
         includes Savings Incentive Match Plan for Employees of Small Employers (`SIMPLE'), Simplified Employee Pension Plan (`SEP') IRA accounts and prototype documents.

..        403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

..        Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

         Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Transfer Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

         The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Fund's dividends constituting `preferential dividends' under the Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult with their tax advisor regarding the federal, state, local and foreign tax consequences of investing in Fund Shares.

         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the `Code') and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

         The Fund intends to qualify and elect to be treated as a `regulated investment company' (`RIC') as defined under Subchapter M of the Code. Accordingly, the Fund generally must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or businesses. For purposes of the 90% gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

         In addition to the requirements described previously, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any if its net investment income or net capital gains it distributes to shareholders.

         Although the Fund intends to distribute substantially all of its net investment income and may distribute its net capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. In addition, as discussed below, a federal excise tax may be imposed in the event the Fund fails to meet certain additional distribution thresholds.

         If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders. The Board reserves the right not to maintain qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Fund Distributions

         Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

         The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses (`net capital gains'). If such gains are distributed as a capital gains distribution, they are taxable to shareholders who are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held the shares. If any such gains are retained, the Fund will pay federal income tax thereon, and if the Fund makes an election the shareholders will include such undistributed gains in their income, will increase their basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholders and will be able to claim their share of the tax paid by the Fund as a refundable credit.

         If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of all distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

         In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation (including certain holding period limitations). All dividends (including the deducted portion) must be included in a corporation's adjusted current earnings when calculating alternative minimum taxable income.

         Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

         Investors should be careful to consider the tax implications of purchasing shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those investors will be taxed on the entire amount of the dividend or distribution received, even though some or all of the amount distributed may have been realized by the Fund prior to the investor's purchase.

         The Fund will provide an annual statement to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

         The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether the gains or losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund. The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments. It is not expected that the Fund will be able to pass-through to shareholders their pro-rata share of any foreign taxes paid by the Fund.

         The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable.

         Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See `Special Features -- Class A Shares -- Combined Purchases' for a list of such other Funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund automatically will reinvest dividend checks (and future dividends) in shares of that same Fund and class unless the shareholder requests payment in cash at the time the application is completed. The Fund also will reinvest dividend checks in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

Sale or Exchange of Fund Shares

         The sale or exchange of shares is generally a taxable event for the shareholder. Generally, if you hold your shares as a capital asset, gain or loss on the sale or exchange of a share will be capital gain or loss that will be long-term if the share has been held for more than twelve months; otherwise the gain or loss will be short-term. For individuals, net long-term capital gains are currently taxed at a maximum rate of 20% and net short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed net capital gains of the Fund with respect to such share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

         In certain cases, the Fund will be required to withhold, at the applicable withholding rates, and remit to the United States Treasury the withheld amount of distributions payable to any shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) fails to provide a certified statement that such shareholder is a US person (including a US resident alien).

Federal Excise Tax; Miscellaneous Considerations

         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most, its net capital gains and pay tax thereon. However, the Fund can give no assurances that its distributions will be sufficient to eliminate all excise taxes.

         Non-US investors in the Fund may be subject to US withholding and estate tax and are encouraged to consult with their tax advisor prior to investing in the Fund.

State and Local Taxes

         Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

         Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the US Government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Government National Mortgage Association or Federal National Mortgage Association securities, banker's acceptances, commercial paper and repurchase agreements collateralized by US government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.


MANAGEMENT OF THE FUND

Directors and Officers

         The overall business and affairs of the Fund are supervised by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, administrator, distributor, custodian and transfer agent. The Board of Directors and the executive officers are responsible for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Advisor and Sub-Advisor or other service providers. Each Director holds office until he or she resigns, is removed or a successor is elected and qualified. Each Officer is annually elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

         On July 30, 2002, the shareholders of the Fund approved the election of new Directors and executive officers. The following information is provided for each newly elected Director and Officer of the Fund as of September 3, 2002. The first section of the table lists information for each Director who is not an `interested person' of the Fund (as defined in the 1940 Act) (an `Independent Director'). Information for each Non-Independent Director (an `Interested Director') follows. The Interested Directors are considered to be interested persons as defined by the 1940 Act because of their employment with either the Fund's advisors and/or underwriter or their affiliates. The mailing address for the Directors and Officers with respect to Fund operations is One South Street, Baltimore, Maryland, 21202.

                  INFORMATION CONCERNING DIRECTORS AND OFFICERS

                                                                                                              Number of
                                                                                                              Funds in the
                         Position with the                                                                    Fund Complex
                         Fund and Length of       Business Experience and Directorships During the Past 5     to be Overseen
Name and Birth Date      Time Served              Years                                                       by Director/1/

Independent Directors
---------------------
Richard R. Burt          Director since 1999      Chairman, IEP Advisors, Inc. (July 1998 to present);              86
2/3/47                                            Chairman of the Board, Weirton Steel Corporation/2/
                                                  (April 1996 to present); Member of the Board, Hollinger
                                                  International, Inc. /2/ (publishing) (1995 to present),
                                                  HCL Technologies Limited (information technology) (April
                                                  1999 to present), UBS Mutual Funds (formerly known as
                                                  Brinson and Mitchell Hutchins families of funds)
                                                  (registered investment companies) (1995 to present); and
                                                  Member, Textron Inc. /2/ International Advisory Council
                                                  (July 1996 to present). Formerly, Partner, McKinsey &
                                                  Company (consulting) (1991-1994) and US Chief Negotiator
                                                  in Strategic Arms Reduction Talks (START) with former
                                                  Soviet Union and US Ambassador to the Federal Republic of
                                                  Germany (1985-1991); Member of the Board, Homestake
                                                  Mining/2/ (mining and exploration) (1998 - February 2001),
                                                  Archer Daniels Midland Company/2/ (agribusiness operations)
                                                  (October 1996 -June 2001) and Anchor Gaming (gaming
                                                  software and equipment) (March 1999-December 2001).

S. Leland Dill           Director as of July 30,  Trustee, Phoenix Zweig Series Trust (since September 1989),       84
3/28/30                  2002                     Phoenix Euclid Market Neutral Fund (since May 1998)
                                                  (registered investment companies); Retired (since 1986).
                                                  Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986);
                                                  Director, Vintners International Company Inc. (June 1989-May
                                                  1992), Coutts (USA) International (January 1992-March 2000),
                                                  Coutts Trust Holdings Ltd., Coutts Group (March 1991-March
                                                  1999); General Partner, Pemco (investment company) (June
                                                  1979-June 1986).

Martin J. Gruber         Director as of July 30,  Nomura Professor of Finance, Leonard N. Stern School of           85
7/15/37                  2002                     Business, New York University (since 1964); Trustee, CREF
                                                  (since 2000); Director, S.G. Cowen Mutual Funds
                                                  (1985-2001), Japan Equity Fund, Inc. (since 1992), Thai
                                                  Capital Fund, Inc. (since 2000) and Singapore Fund, Inc.
                                                  (since 2000) (registered investment companies).

Richard J. Herring       Director as of July 30,  Jacob Safra Professor of International Banking and Professor,     84
2/18/46                  2002                     Finance Department, The Wharton School, University of
                                                  Pennsylvania (since 1972); Director, Lauder Institute of
                                                  International Management Studies (since 2000); Co-Director,
                                                  Wharton Financial Institutions Center (since 2000) and Vice
                                                  Dean and Director, Wharton Undergraduate Division (1995-2000).

                                                                                                               Number of
                                                                                                               Funds in the
                         Position with the                                                                     Fund Complex
                         Fund and Length of        Business Experience and Directorships During the Past 5     to be Overseen
Name and Birth Date      Time Served               Years                                                       by Director/1/
Joseph R. Hardiman       Director since 1998       Private Equity Investor (1997 to present); Director,              82
05/27/37                                           Soundview Technology Group Inc. (investment banking) (July
                                                   1998 to present), Corvis Corporation/2/ (optical networking equipment) (July 2000 to present), Brown Investment
                                                   Advisory & Trust Company (investment advisor) (February
                                                   2001 to present), The Nevis Fund (registered investment
                                                   company) (July 1999 to present), and ISI Family of Funds
                                                   (registered investment companies) (March 1998 to present).
                                                   Formerly, Director, Circon Corp./2/ (medical instruments)
                                                   (November 1998-January 1999); President and Chief Executive
                                                   Officer, The National Association of Securities Dealers,
                                                   Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief
                                                   Operating Officer of Alex. Brown & Sons Incorporated (now
                                                   Deutsche Bank Securities Inc.) (1985-1987); General
                                                   Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank
                                                   Securities Inc.) (1976-1985).

Graham E. Jones          Director as of July 30,   Senior Vice President, BGK Realty, Inc. (commercial real          84
01/31/33                 2002                      estate) (since 1995); Trustee, 8 open-end mutual funds
                                                   managed by Weiss, Peck & Greer (since 1985) and Trustee of
                                                   22 open-end mutual funds managed by Sun Capital Advisers,
                                                   Inc. (since 1998).

Rebecca W. Rimel         Director since 1997       President and Chief Executive Officer, The Pew Charitable         84
4/10/51                                            Trusts (charitable foundation) (1994 to present). Formerly,
                                                   Executive Director, The Pew Charitable Trusts (1988-1994);
                                                   Director, ISI Family of Funds (registered investment
                                                   companies) (1997-1999) and Director and Executive Vice
                                                   President, The Glenmede Trust Company (investment trust and wealth management (1994-2002).

Philip Saunders, Jr.     Director as of July 30,   Principal, Philip Saunders Associates (Economic and               84
10/11/35                 2002                      Financial Consulting) (since 1988). Formerly, Director,
                                                   Financial Industry Consulting, Wolf & Company (consulting)
                                                   (1987-1988); President, John Hancock Home Mortgage
                                                   Corporation (1984-1986); Senior Vice President of Treasury
                                                   and Financial Services, John Hancock Mutual Life Insurance
                                                   Company, Inc. (1982-1986).

William N. Searcy        Director as of July 30,   Pension & Savings Trust Officer, Sprint Corporation/2/            84
09/03/46                 2002                      (telecommunications) (since 1989); Trustee of 22 open-end
                                                   mutual funds managed by Sun Capital Advisers, Inc. (since 1998).

                                                                                                                   Number of
                                                                                                                   Funds in the
                          Position with the                                                                        Fund Complex
                          Fund and Length of          Business Experience and Directorships During the Past 5      to be Overseen
Name and Birth Date       Time Served                 Years                                                        by Director/1/
Robert H. Wadsworth       Director since 1999         President, Robert H. Wadsworth Associates, Inc. (consulting        87
1/29/40                                               firm) (1982 to present); President and Director, Trust for
                                                      Investment Managers (registered investment company) (1999
                                                      to present); Director, The Germany Fund Inc. (1986 to
                                                      present), The New Germany Fund, Inc. (1992 to present) and
                                                      Central European Equity Fund, Inc. (1986 to present).
                                                      Formerly President, Investment Company Administration,
                                                      L.L.C. (1992*- July 2001); President, Treasurer and
                                                      Director, First Fund Distributors, Inc. (1990 - January
                                                      2002); Vice President, Professionally Managed Portfolios
                                                      and Advisors Series Trust (registered investment companies)
                                                      and President, Guinness Flight Investment Funds, Inc.
                                                      (registered investment companies).

                                                      * Inception date of the corporation which was the predecessor to the LLC.

Interested Director
-------------------
Richard T. Hale/3/        Chairman since July 30,     Managing Director, Deutsche Bank Securities Inc. (formerly         84
7/17/45                   2002 and Director since     Deutsche Banc Alex. Brown Inc.) and Deutsche Asset
                          1992                        Management (1999 to present); Director and President,
                                                      Investment Company Capital Corp. (registered investment
                                                      advisor) (1996 to present); Director, Deutsche Global
                                                      Funds, Ltd. (2000 to present), CABEI Fund (2000 to
                                                      present), North American Income Fund (2000 to present);
                                                      Vice President, Deutsche Asset Management, Inc. (2000 to
                                                      present).  Chartered Financial Analyst.  Formerly,
                                                      Director, ISI Family of Funds (registered investment
                                                      companies) (1992-1999).
Officers
--------
William F Glavin, Jr./4/  President since 2002        Managing Director of Deutsche Asset Management, Inc., Vice
8/30/58                                               President and Director of Scudder Distributors, Inc.,
                                                      Trustee, Crossroads for Kids, Inc. (serves at risk
                                                      children).

Kenneth Murphy/4/         Vice President and          Vice President, Deutsche Asset Management (2000-present).
10/13/63                  Anit-Money Laundering       Formerly, Director, John Hancock Signature Services
                          Compliance Officer since    (1992-2001); Senior Manager, Prudential Mutual Fund
                          2002                        Services (1987-1992).

Gary L. French/4/         Treasurer since 2002        Managing Director of Deutsche Asset Management. Formerly,
7/4/51                                                President of UAM Fund Services, Inc.

Charles A. Rizzo          Assistant Treasurer since   Director, Deutsche Asset Management (April 2000 to
8/5/57                    2002                        present); Certified Public Accountant; Certified Management
                                                      Accountant.  Formerly, Vice President and Department Head,
                                                      BT Alex. Brown Incorporated (Deutsche Bank Securities Inc.)
                                                      (1998-1999); Senior Manager, Coopers & Lybrand LLP
                                                      (PricewaterhouseCoopers LLP) (1993-1998).

                                                                                                              Number of
                                                                                                              Funds in the
                         Position with the                                                                    Fund Complex
                         Fund and Length of        Business Experience and Directorships During the           to be Overseen
Name and Birth Date      Time Served               Past 5 Years                                               by Director/1/
Daniel O. Hirsch         Secretary since 2002      Managing Director, Deutsche Asset Management (2002 -
3/27/54                                            present) and Director, Deutsche Global Funds Ltd. (2002 -
                                                   present).  Formerly, Director, Deutsche Asset Management
                                                   (1999-2002), Principal, BT Alex. Brown Incorporated (now
                                                   Deutsche Bank Securities Inc.) (1998-1999); Assistant
                                                   General Counsel, United States Securities and Exchange
                                                   Commission (1993-1998).

Bruce A. Rosenblum       Assistant Secretary       Director, Deutsche Asset Management (2002 - present).
9/14/60                  since 2002                Formerly, Vice President, Deutsche Asset Management
                                                   (2000-2002); Partner, Freedman, Levy, Kroll & Simonds
                                                   (1997-1999).

Amy M. Olmert            Assistant Secretary       Director, Deutsche Asset Management (1999 - present);
5/14/63                  since 2002                Certified Public Accountant. Formerly, Vice President, BT
                                                   Alex. Brown Incorporated (now Deutsche Bank Securities
                                                   Inc.) (1997-1999); Senior Manager and other positions,
                                                   Coopers & Lybrand LLP (now PricewaterhouseCoopers LLP)
                                                   (1988-1997).

-----------
1. As of May 31, 2002, the total number of funds in the Deutsche Asset Management Fund Complex (the `Fund Complex') is 89.

2. A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3.  Mr. Hale is a director who is an `interested person within' the meaning of
    Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of the Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

4.  Address: Two International Place, Boston, Massachusetts.

Ms. Olmert and Messrs. Hale, Hirsch and Rizzo also hold similar positions for other investment companies for which the Advisor or an affiliate serves as the advisor.

   Director Ownership in the Fund

    -------------------------------------------------------------------------------------------
                                                                Aggregate Dollar Range of
                                                                Ownership as of December
                                                                31, 2001 in all Funds
                              Dollar Range of Beneficial        Overseen by Director in the
    Director                  Ownership in the Fund/1/          Fund Complex/2/
    -------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------
    Independent Directors
    -------------------------------------------------------------------------------------------
    Richard R. Burt           $10,001-$50,000                   Over $100,000
    -------------------------------------------------------------------------------------------
    Joseph R. Hardiman        $10,001-$50,000                   Over $100,000
    -------------------------------------------------------------------------------------------
    Louis E. Levy             None                              Over $100,000
    -------------------------------------------------------------------------------------------
    Eugene J. McDonald        None                              Over $100,000
    -------------------------------------------------------------------------------------------
    Rebecca W. Rimel          None                              Over $100,000
    -------------------------------------------------------------------------------------------
    Carl W. Vogt              $10,001-$50,000                   Over $100,000
    -------------------------------------------------------------------------------------------
    Robert H. Wadsworth       None                              Over $100,000
    -------------------------------------------------------------------------------------------
    Interested Directors
    -------------------------------------------------------------------------------------------
    Richard T. Hale           Over $100,000                     Over $100,000
    -------------------------------------------------------------------------------------------
    Truman T. Semans          $10,001-$50,000                   Over $100,000
    -------------------------------------------------------------------------------------------

/1/ Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the `1934 Act') include direct and/or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over
    $100,000.

/2/ The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
    over $100,000.

The following table shows the ownership of the new Directors elected on July 30, 2002 as of May 31, 2002.

---------------------------------------------------------------------------------------------------
                                                                     Aggregate Dollar Range of
                                                                  Ownership as of May 31, 2002 in
                                                                 all Funds Overseen or by Director
                                  Dollar Range of Beneficial        in the Family of Investment
         Director                  Ownership in the Fund/1/                 Companies
---------------------------------------------------------------------------------------------------
Independent Directors
---------------------------------------------------------------------------------------------------
Richard R. Burt*                  $10,001-$50,000                Over $100,000
---------------------------------------------------------------------------------------------------
S. Leland Dill                    None                           Over $100,000
---------------------------------------------------------------------------------------------------
Martin J. Gruber                  None                           $10,001-$50,000
---------------------------------------------------------------------------------------------------
Joseph R. Hardiman*               $10,001-$50,000                Over $100,000
---------------------------------------------------------------------------------------------------
Richard J. Herring                None                           Over $100,000
---------------------------------------------------------------------------------------------------
Graham E. Jones                   None                           Over $100,000
---------------------------------------------------------------------------------------------------
Rebecca W. Rimel*                 None                           Over $100,000
---------------------------------------------------------------------------------------------------
Philip Saunders, Jr.              None                           $50,001-100,000
---------------------------------------------------------------------------------------------------
William N. Searcy                 None                           $10,001-$50,000
---------------------------------------------------------------------------------------------------
Robert H. Wadsworth*              None                           Over $100,000
---------------------------------------------------------------------------------------------------

Interested Director
---------------------------------------------------------------------------------------------------
Richard T. Hale                   Over $100,000                  Over $100,000
---------------------------------------------------------------------------------------------------

-----------
* The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

1. Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities of the Advisors and Related Companies

       As reported to the Fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2001. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

    ------------------------------------------------------------------------------------------------------
    Director                   Owner and         Company       Title of  Value of         Percent of
                               Relationship to                 Class     Securities on    Class on an
                               Director                                  an Aggregate     Aggregate Basis
                                                                         Basis
    ------------------------------------------------------------------------------------------------------
    Richard R. Burt                              None
    ------------------------------------------------------------------------------------------------------
    Joseph R. Hardiman                           None
    ------------------------------------------------------------------------------------------------------
    Louis E. Levy*                               None
    ------------------------------------------------------------------------------------------------------
    Eugene J. McDonald*                          None
    ------------------------------------------------------------------------------------------------------
    Rebecca W. Rimel                             None
    ------------------------------------------------------------------------------------------------------
    Carl W. Vogt*                                None
    ------------------------------------------------------------------------------------------------------
    Robert H. Wadsworth                          None
    ------------------------------------------------------------------------------------------------------
    S. Leland Dill                               None
    ------------------------------------------------------------------------------------------------------
    Martin J. Gruber                             None
    ------------------------------------------------------------------------------------------------------
    Richard Herring                              None
    ------------------------------------------------------------------------------------------------------
    Graham E. Jones                              None
    ------------------------------------------------------------------------------------------------------
    Philip Saunders, Jr.                         None
    ------------------------------------------------------------------------------------------------------
    William N. Searcy                            None
    ------------------------------------------------------------------------------------------------------

         * No longer a director as of July 30, 2002.

Board Committees. The current Board of Directors was elected on July 30, 2002. The Fund's Board currently has the following committee:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are S. Leland Dill (Chairman) and all of the Independent Directors. During the fiscal year ended May 31, 2002, the Audit Committee met four times.

       Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, Deutsche Bank Securities Inc. or its affiliates in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

       Officers of the Fund receive no direct remuneration from the Fund. Officers and Directors of the Fund who are officers or directors of Deutsche Asset Management or the Advisors may be considered to have received remuneration indirectly. As compensation for his or her services, each Director who is not an `interested person' of the Fund (as defined in the Investment Company Act) (an `Independent Director') receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended May 31, 2002, Independent Directors' fees paid attributable to the assets of the Fund totaled $14,399.

         The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended May 31, 2002.

                               COMPENSATION TABLE

Name of Person, Position                    Aggregate                   Pension or
                                            Compensation                Retirement         Total Compensation From the
                                            From the Fund Payable       Benefits           Fund and Fund Complex
                                            to Directors for the        Accrued as         Payable to Directors for the
                                            Fiscal Year Ended           Part of Fund       Fiscal Year Ended
                                            May 31, 2002                Expenses           May 31, 2002
                                            -----------------------------------------------------------------------------------
Truman T. Semans, Chairman and              $0                          $0                                 $0
Director/1,5/

Richard T. Hale, President and              $0                          $0                                 $0
Director/1,2/

Richard R. Burt, Director                   $1,966/3/                   $0/4/              $62,250 for service on 9 Boards in
                                                                                                    the Fund Complex

Joseph R. Hardiman, Director                $1,973/3/                   $0/4/              $62,250 for service on 9 Boards in
                                                                                                    the Fund Complex

Louis E. Levy, Director/5/                  $2,281/3/                   $0/4/              $72,250 for service on 9 Boards in
                                                                                                    the Fund Complex

Eugene J. McDonald, Director/5/             $2,281/3/                   $0/4/              $72,250 for service on 9 Boards in
                                                                                                    the Fund Complex

Rebecca W. Rimel, Director                  $1,966/3/                   $0/4/              $62,250 for service on 9 Boards in
                                                                                                    the Fund Complex

Carl W. Vogt, Esq., Director/5/             $1,966/3/                   $0/4/              $62,250 for service on 9 Boards in
                                                                                                    the Fund Complex

Robert H. Wadsworth, Director               $1,966/3/                   $0/4/              $62,250 for service on 9 Boards in
                                                                                                    the Fund Complex

S. Leland Dill, Director/6/                 N/A                         N/A                 $65,754 for service on 10 Boards
                                                                                                   in the Fund Complex

Martin J. Gruber, Director/6/               N/A                         N/A                 $63,980 for service on 10 Boards
                                                                                                   in the Fund Complex

Richard J. Herring, Director/6/             N/A                         N/A                 $64,221 for service on 10 Boards
                                                                                                   in the Fund Complex

Graham E. Jones, Director/6/                N/A                         N/A                 $34,577 for service on 1 Board in
                                                                                                    the Fund Complex

Philip Saunders, Jr., Director/6/           N/A                         N/A                 $65,238 for service on 10 Boards
                                                                                                   in the Fund Complex

William N. Searcy, Director/6/              N/A                         N/A                 $35,349 for service on 1 Board in
                                                                                                    the Fund Complex

------------------
/1/ Denotes an individual who is an `interested person' as defined in the Investment Company Act.

/2/ Effective September 4, 2002, Mr. Hale resigned as President of the Fund.
/3/ Of amounts payable to Ms. Rimel and Messrs. Burt, Hardiman, Levy, McDonald,
    Vogt and Wadsworth $1,966, $1,966, $459, $556, $2,281, $1,966 and $1,966 was
    deferred pursuant to a deferred compensation plan.
/4/ Certain funds in the Fund Complex have adopted a retirement plan for eligible Directors as described below. The actuarially computed pension expense for the Fund for the fiscal year ended May 31, 2002 was $0.
/5/ Resigned as Director of the Fund effective July 30, 2002.
/6/ Elected Director of the Fund effective July 30, 2002; was not a Director of the Fund's most recent fiscal year ended May 31, 2002.

       Certain funds in the Fund Complex have adopted a Retirement Plan for Directors who are not employees of the Fund, the Fund's Advisor or its respective affiliates (the `Retirement Plan'). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. The Fund currently has two participants in the Retirement Plan, a Director who retired effective December 31, 1994 and another Director who retired effective December 31, 1996, each of whom qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and who will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each of the 24 funds that have adopted the Retirement Plan in the Fund Complex based upon the relative net assets of such fund. As of December 31, 2000, Mr. McDonald and Mr. Levy have qualified for, but have not received, benefits.

       Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2000 are as follows: for Ms. Rimel, 5 years; for Mr. Levy, 6 years; for Mr. McDonald, 8 years; for Mr. Vogt, 5 years; for Mr. Hardiman, 2 years; and for Messrs. Burt and Wadsworth, 1 year.

--------------------------------------------------------------------------------
        Estimated Annual Benefits Payable By Fund Complex Upon Retirement
--------------------------------------------------------------------------------
Years of Service         Chairmen of Audit and Executive    Other Participants
                         Committees
--------------------------------------------------------------------------------
6 years                  $4,900                             $3,900
--------------------------------------------------------------------------------
7 years                  $9,800                             $7,800
--------------------------------------------------------------------------------
8 years                  $14,700                            $11,700
--------------------------------------------------------------------------------
9 years                  $19,600                            $15,600
--------------------------------------------------------------------------------
10 years or more         $24,500                            $19,500
--------------------------------------------------------------------------------

       On February 12, 2001, the Board of Directors of the Fund, as well as each fund participating in the Retirement Plan, voted to amend the Retirement Plan effective January 1, 2001, as part of an overall review of the compensation paid to Directors. The amendments provide that no further benefits would accrue to any current or future directors and include a one-time payment of benefits accrued under the Retirement Plan to Directors, as calculated based on the following actuarial assumptions: (1) retirement benefits at later of age 65 or 10 years of service based on a 10% per year service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 1, 2001. At each Director's election, this one-time payment could be transferred into the Directors' Deferred Compensation Plan, described below.

       Any Director who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Hardiman, Levy, McDonald, Vogt, and Wadsworth and Ms. Rimel have each executed a Deferred Compensation Plan. Currently, the deferring Directors may select from any of the funds in the Fund Complex that they oversee in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of 10 years.

Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Fund's Code of Ethics permits access persons, as this term is defined in the Code of Ethics, to invest in securities that may be purchased or held by the Fund for their own accounts, but requires compliance with the Code's preclearance requirements, subject to certain exceptions. In addition, the Fund's Code provides for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Fund's Code also prohibits short-term trading profits and personal investment in initial public offerings. The Fund's Code requires prior approval with respect to purchases of securities in private placements.

         The Fund's Advisors and their affiliates (including the Fund's Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (`Consolidated Code'). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.


         The codes are on public file with, and are available from, the SEC.

INVESTMENT ADVISORY AND OTHER SERVICES

         Investment Company Capital Corp. (`ICCC'), the investment advisor, is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. Deutsche Asset Management Americas is an operating unit of Deutsche Bank consisting of ICCC and other asset management affiliates of Deutsche Bank AG. Alex Brown Investment Management (`ABIM'), the Fund's Sub-Advisor, is a limited partnership owned by
J. Dorsey Brown and Buppert, Behrens & Owen, Inc. (`BB&O'), a company organized by three principals of ABIM. ICCC serves as investment advisor and ABIM serves as sub-advisor to other funds in the Scudder Investments family of funds.

         Under the Investment Advisory Agreement, ICCC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. ICCC has delegated this responsibility to ABIM, provided that ICCC continues to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICCC or ABIM will at all times be subject to policies and control of the Fund's Board of Directors. ICCC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICCC without reimbursement by the Fund for any costs. Neither ICCC nor ABIM shall be liable to the Fund or its shareholders for any act or omission by ICCC or ABIM or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICCC and ABIM to the Fund are not exclusive and ICCC and ABIM are free to render similar services to others.

         As compensation for its services, the Fund pays ICCC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly, at the following annual rates: 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of the amount in excess of $200 million. As compensation for its services, ABIM is entitled to receive a fee from ICCC, payable from its advisory fee, based on the Fund's average daily net assets. This fee is calculated daily and payable monthly, at the annual rate of 0.65% of the first $50 million, 0.50% of the next $150 million, and 0.40% of the amount in excess of $200 million. Prior to September 1, 2000, ABIM was entitled to receive a fee from ICCC, payable from its advisory fee based on the Fund's average daily net assets, at the annual rate of 0.75% of the first $50 million, 0.60% of the next $150 million, and 0.50% of the amount in excess of $200 million. This fee was calculated daily and payable monthly.

         The Investment Advisory Agreement and the Sub-Advisory Agreement will continue for an initial term of two years, and thereafter, from year to year if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under `Capital Stock'). The Fund or ICCC may terminate the Investment Advisory Agreement on 60 days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company
Act). The Sub-Advisory Agreement has similar termination provisions.


         Advisory fees paid by the Fund to ICCC and sub-advisory fees paid by ICCC to ABIM for the last three fiscal years were as follows:

-------------------------------------------------------------------------------
                                      Year Ended May 31,
-------------------------------------------------------------------------------
Fees Paid To:         2002                2001                 2000
-------------------------------------------------------------------------------
ICCC                  $2,733,729          $2,893,540           $3,363,312
-------------------------------------------------------------------------------
ABIM                  $1,650,626          $1,810,876           $2,450,836
-------------------------------------------------------------------------------


         ICCC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICCC serves as the Fund's custodian. (See `Custodian, Transfer Agent and Accounting Services.')

DISTRIBUTION OF FUND SHARES


         On August 19, 2002, Scudder Distributors, Inc. (`SDI') began service as the distributor of the Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of the Fund. SDI enters into Selling Group Agreements with certain broker-dealers. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly-owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

         The Distribution Agreement provides that the Distributor shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then-current Prospectuses; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. The Distributor shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of the Distributor are not exclusive and the Distributor shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of the Distributor in the absence of bad faith, willful misfeasance, or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of the reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and the Distributor will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

         The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under `Capital Stock') or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval.

         SDI and certain broker-dealers (`Participating Dealers') have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement.

         In addition, with respect to the Class A, Class B and Class C Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions to act as Shareholder Service Agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Service Agent or in other capacities for investment companies. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor, the Distributor or their respective affiliates will provide compensation out of its own resources for ongoing shareholder services.

         As compensation for providing distribution services as described above, the Fund will pay the Distributor an annual fee paid monthly equal to 0.25% of the average daily net assets of the Class A Shares, 0.75% of the average daily net assets of the Class B Shares and 0.75% of the average daily net assets of the Class C Shares. With respect to the Class A Shares, the Distributor expects to allocate up to all of its fee to Participating Dealers and Shareholder Service Agents. With respect to the Class B Shares and the Class C Shares, the Distributor expects to retain the entire distribution fee as reimbursement for front-end payments to Participating Dealers. In addition, with respect to the Class B and Class C Shares, the Fund will pay the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the respective class. (See the Prospectuses.) the Distributor expects to allocate most of its shareholder servicing fee to Participating Dealers and Shareholder Service Agents. The Distributor does not receive compensation for distributing the Institutional Class.

         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, ICC Distributors Inc. (the Fund's distributor at that time) received fees in the following amounts:

-----------------------------------------------------------------------------------------------
                                                           Fiscal Year Ended May 31,
-----------------------------------------------------------------------------------------------
Fee                                                    2002              2001             2000
-----------------------------------------------------------------------------------------------
12b-1 Fee                                          $832,745          $870,695       $1,067,512
-----------------------------------------------------------------------------------------------
Shareholder Servicing Fee (Class B Shares)         $ 95,482          $112,733       $  122,000
-----------------------------------------------------------------------------------------------
Shareholder Servicing Fee (Class C Shares)         $ 16,939          $ 17,614       $   17,060
-----------------------------------------------------------------------------------------------

         Pursuant to Rule 12b-1 under the Investment Company Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders. The Fund has adopted plans of distribution for each class of Shares (except the Institutional Class) (the `Plans'). Under each Plan, the Fund pays a fee to the Distributor for distribution and other shareholder service assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to Participating Dealers and Shareholder Service Agents. The Plans will remain in effect from year to year as specifically approved (a) at least annually by the Fund's Board of Directors and
(b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose.

         In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under `Capital Stock').

         During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to the Distributor pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

         Under the Plans, amounts allocated to Participating Dealers and Shareholder Service Agents may not exceed amounts payable to the Distributor under the Plans. Payments under the Plans are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B Shares and the Class C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor. The Plans do not provide for any charges to the Fund for excess amounts expended by the Distributor and, if a Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans for the last three fiscal years, ICC Distributors, the Fund's distributor at that time, paid the distribution-related expenses of the related classes including one or more of the following: printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

General Information

         During the last three fiscal years, ICC Distributors, Inc. (the Fund's distributor at that time) received commissions on the sale of Class A Shares and contingent deferred sales charges on Class B and Class C Shares and retained from such commissions and sales charges the following amounts:

                                                             Fiscal Year Ended May 31,
--------------------------------------------------------------------------------------------------------------------

                                         2002                          2001                           2000
                                         ----                          ----                           ----

Class                           Received       Retained      Received       Retained        Received        Retained
-----                           --------       --------      --------       --------        --------        --------
Class A Commissions              $130,179           $0        $ 76,318          $0           $399,923          $0

Class B Contingent

Deferred Sales Charge            $129,119           $0        $148,577          $0           $236,320          $0

Class C Contingent

Deferred Sales Charge            $    384           $0        $  5,865          $0           $ 12,134          $0

         The Fund will pay all costs associated with its organization and registration under the Securities Act and the Investment Company Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by SDI, ICCC or ABIM.

         The address of SDI is 222 South Riverside Plaza, Chicago, IL 60606.


BROKERAGE

         ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates, subject to the supervision of ICCC. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between ABIM and the broker-dealers. ABIM may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates, and the Distributor.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisors in any transaction in which they act as a principal.

         If affiliates of the Advisors are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objectives.

         ABIM's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ABIM may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by ABIM to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ABIM with clients other than the Fund. Similarly, any research services received by ABIM through placement of portfolio transactions of other clients may be of value to ABIM in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ABIM by a broker-dealer. ABIM is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ABIM's research and analysis. Therefore, it may tend to benefit the Fund by improving ABIM's investment advice. Generally, the Sub-Advisor will not pay commissions or other remuneration on the over-the-counter transactions, but there may be instances where it is appropriate to do so. With the introduction of decimal pricing, the bid and ask spreads are narrowing, and market makers who also sell research services may include commissions as compensation for research services, as they customarily do for listed trades. ABIM's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ABIM's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ABIM is also authorized to pay broker-dealers (other than affiliates of the Advisors) higher commissions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis. In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Advisors may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions through affiliates of the Advisors. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act, which requires that the commissions paid to affiliates of the Advisors must be `reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.' Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICCC and ABIM to furnish reports and to maintain records in connection with such reviews.

         ABIM manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ABIM. ABIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.


         During the fiscal year ended May 31, 2002, ABIM directed no transactions to broker-dealers and paid no related commissions because of research services provided to the Fund. For the fiscal years ended May 31, 2002, May 31, 2001 and May 31, 2000, the Fund paid no commissions to Deutsche Bank Securities Inc. and its affiliates. The Fund is required to identify any securities of its `regular brokers or dealers' (as such term is defined in the Investment Company Act) or their parents, which the Fund has acquired during its most recent fiscal year. As of May 31, 2002, the Fund held common stock of Citigroup, Inc. valued at $16,225,835. Citigroup, Inc. is the parent company of Salomon Smith Barney, a `regular broker or dealer' of the Fund.


CAPITAL STOCK

         The Fund is authorized to issue shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval. The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one series and the Board has designated four classes of
Shares: Flag Investors Equity Partners Fund Class A Shares, Flag Investors Equity Partners Fund Class B Shares, Flag Investors Equity Partners Fund Class C Shares and Flag Investors Equity Partners Fund Institutional Class. In the event separate series or classes are established, all Shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. Each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

         There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information the term `majority of the outstanding Shares' means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, PricewaterhouseCoopers LLP.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES


         Deutsche Bank Trust Company Americas (`DBT Co.'), formerly Bankers Trust Company, an affiliate of ICCC, 100 Plaza One, Jersey City, New Jersey 07311, serves as custodian of the Fund's investments. DBT Co. receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by DBT Co. and the Fund. For the fiscal year ended May 31, 2002, DBT Co. was paid $34,655 as compensation for providing custody services to the Fund. Investment Company Capital Corp., c/o Scudder Investments, 811 Main St., Kansas City, MO 64105, has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICCC up to $16.068 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended May 31, 2002, such fees totaled $198,808.

         ICCC also provides certain accounting services to the Fund under a Master Services Agreement between the Fund and ICCC. As compensation for these services, ICCC receives an annual fee, calculated daily and paid monthly as shown below.

Average Daily Net Assets                             Incremental Fee
--------------------------------------------------------------------

0 - $10,000,000                                      $13,000 (fixed fee)
$10,000,000 - $20,000,000                            0.100%
$20,000,000 - $30,000,000                            0.080%
$30,000,000 - $40,000,000                            0.060%
$40,000,000 - $50,000,000                            0.050%
$50,000,000 - $60,000,000                            0.040%
$60,000,000 - $70,000,000                            0.030%
$70,000,000 - $100,000,000                           0.020%
$100,000,000 - $500,000,000                          0.015%
$500,000,000 - $1,000,000,000                        0.005%
over $1,000,000,000                                  0.001%

         For the fiscal year ended May 31, 2002, ICCC received accounting fees of $91,618.


         In addition, the Fund will reimburse ICCC for certain out-of-pocket expenses incurred in connection with ICCC's performance of its services under the Master Services Agreement including express delivery service, independent pricing and storage.

INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, serves as independent accountants to the Fund.

LEGAL MATTERS

         Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019, serves as counsel to the Fund.

PERFORMANCE INFORMATION

         The Fund calculates total return separately for each class of its shares. Each class of Shares is subject to different fees and expenses and, consequently, may have different total returns for the same period. The Fund may advertise any type of performance information permitted by applicable regulations, including the following types of performance information: average annual total returns (before taxes), average annual total returns (after taxes on distributions), average annual total returns (after taxes on distributions and redemption), and aggregate total returns (before taxes).

Average Annual Total Returns (Before Taxes)

         The Fund, when advertising average annual total return before taxes for a class of its Shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

P (1 + T)/n/ = ERV
Where:
P  =           hypothetical initial payment of $1,000;
T  =           average annual total return;
n  =           period covered by the computation, expressed in years;
ERV =          ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

         The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable `ERV' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.

Average Annual Total Returns (After Taxes on Distributions)

         The Fund, when advertising average annual total return after taxes on distributions for a class of its Shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)/n/ = ATV\\D\\
Where:
P =            hypothetical initial payment of $1,000;
T =            average annual total return taxes on distributions);
n =            period covered by the computation, expressed years;
ATV\\D\\=      ending value of a hypothetical $1,000 payment made at the
               beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

         The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending value (variable `ATVD' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.

         The Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law.

         The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

Average Annual Total Returns (After Taxes on Distributions and Redemption)

         The Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its Shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)/n/ = ATV\\DR\\
Where:
P  =           hypothetical initial payment of $1,000;
T  =           average annual total return (after taxes on distributions and redemption);
n  =           period covered by the computation, expressed in years;
ATV\\DR\\ =    ending value of a hypothetical $1,000 payment made at the
               beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and redemption.

         The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.

         The Fund calculates the taxes due on any distributions as described above under `Average Annual Total Returns (After Taxes on Distributions)'.

         The ending value (variable `ATV\\DR\\' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges ,the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Fund separately tracks the basis of Shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

         The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for Shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that Shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

         The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Aggregate Total Returns (Before Taxes)

         The Fund, when advertising aggregate total return before taxes for a class of its Shares, computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

   Aggregate Total Return =    [(ERV)    -1]
                              ----------
                                  P

Where:
P  =           hypothetical initial payment of $1,000;
ERV =          ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

         The calculation for aggregate total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable `ERV' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.

Other Non-Standardized Total Return Calculations

         The Fund may also from time to time include in advertising total return figures that are not calculated according to the formulas set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund may calculate its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in a class of Shares of the Fund and assuming the reinvestment of each distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the full amount of an investor's investment is invested in Shares (i.e., sales charges are not deducted from an investor's investment). This differs from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

As of May 31, 2002
---------------------------------------------------------------------------------------------
                                                    1 Year         5 Years              Since
                                                                                 Inception/1/

---------------------------------------------------------------------------------------------
Average Annual Total Returns (Before
Taxes)
---------------------------------------------------------------------------------------------
Class A Shares                                     -12.08%           7.35%            13.25%
---------------------------------------------------------------------------------------------
Class B Shares                                     -12.22%           7.46%            13.37%
---------------------------------------------------------------------------------------------
Class C Shares                                      -8.55%             N/A             6.80%
---------------------------------------------------------------------------------------------
Institutional Class                                 -6.73%           8.85%            12.31%
---------------------------------------------------------------------------------------------
Average Annual Total Returns (After
Taxes on Distributions)
---------------------------------------------------------------------------------------------
Class A Shares                                     -12.26%           6.78%            12.69%
---------------------------------------------------------------------------------------------
Class B Shares                                     -12.34%           6.97%            12.73%
---------------------------------------------------------------------------------------------
Class C Shares                                      -8.67%             N/A             5.97%
---------------------------------------------------------------------------------------------
Institutional Class                                 -7.00%           8.21%            11.67%
---------------------------------------------------------------------------------------------
Average Annual Total Returns (After
Taxes on Distributions and Redemption)
---------------------------------------------------------------------------------------------
Class A Shares                                      -7.32%           5.95%            11.12%
---------------------------------------------------------------------------------------------
Class B Shares                                      -7.39%           6.10%            11.26%
---------------------------------------------------------------------------------------------
Class C Shares                                      -5.14%             N/A             5.52%
---------------------------------------------------------------------------------------------
Institutional Class                                 -4.02%           7.18%            10.19%
---------------------------------------------------------------------------------------------
Aggregate Total Returns (Before Taxes)
---------------------------------------------------------------------------------------------
Class A Shares                                     -12.08%          42.54%           147.78%
---------------------------------------------------------------------------------------------
Class B Shares                                     -12.22%          43.28%           147.34%
---------------------------------------------------------------------------------------------
Class C Shares                                      -8.55%             N/A            26.63%
---------------------------------------------------------------------------------------------
Institutional Class                                 -6.73%          52.81%           107.57%
---------------------------------------------------------------------------------------------
Average Annual Total Return at Net
Asset Value
---------------------------------------------------------------------------------------------
Class A Shares                                      -6.96%           8.57%            14.13%
---------------------------------------------------------------------------------------------
Class B Shares                                      -7.63%           7.76%            13.30%
---------------------------------------------------------------------------------------------
Class C Shares                                      -7.63%             N/A             6.80%
---------------------------------------------------------------------------------------------
Institutional Class                                 -6.73%           8.85%            12.31%
---------------------------------------------------------------------------------------------

/1/  Inception Dates: Class A Shares - February 13, 1995.
                       Class B Shares - February 13, 1995.
                       Class C Shares - October 28, 1998.
                       Institutional Class - February 14, 1996.



The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding US Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal years ended May 31, 2002 and May 31, 2001, the Fund's portfolio turnover rate was 20%.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best of Fund management's knowledge and belief, the following persons held beneficially or of record 5% or more of the outstanding Shares of a class of the Fund, as of September 6, 2002*:

                 Name and Address                     Owned of        Beneficially         Percentage of Ownership
                 ----------------                                                          -----------------------
                                                       Record             Owned
Deutsche Bank Securities Inc                                                X            57.00% of Class A shares
FBO 259-04867-14
PO Box 1346, Baltimore, MD 21203

Bankers Trust Corp & Affil 401K                                             X            12.40% of Class A Shares
Savings Plan
The Partnershare Plan of Bankers Trust
NY Corp & Afil
100 Plaza One, Jersey City, NJ 07311

NFSC FBO # DFL-047872                                    X                                9.42% of Class B Shares
Leis B Pollard Cust
Frederick G. Pollard II UTMA VA
10638 Crest Hill Rd
Marshall, VA 20115
                                                                            X

Salomon Smith Barney Inc.                                                                 8.91% of Class B Shares
00157680082
333 West 34/th/ St - 3/rd/ Floor
New York, NY 10001

Deutsche Bank Securities Inc                                                X            36.45% of Class B Shares
FBO 223-15994-12
PO Box 1346
Baltimore, MD  21203

Deutsche Bank Securities Inc.                                               X            66.21% of Class C Shares
FBO 210-40898-22
PO Box 1346
Baltimore, MD  21203-1346

NFSC FEBO# BMA-060739                                    X                               14.57% of Class C Shares
Robert C. Hennessy
Erin K. Hennessy
TOD: George Hennessy
6713 W. Wakefield Dr.
Alexandria, VA 22307

First Union National Bankers Trust                                          X             7.39% of Institutional Class
FBO Baltimore Bricklayers-Alex
A/C 7028292564 CMG NC 1151
1525 Harris Blvd
Charlotte, NC  28252-8522

Deutsche Bank Securities Inc.                                               X            70.06% of Institutional Class
FBO 201-32891-17
PO Box 1346
Baltimore, MD 21203-1346

                 Name and Address                     Owned of        Beneficially           Percentage of Ownership
                 ----------------                                                            -----------------------
                                                       Record             Owned
Mercantile Safe Deposit & Trust                                             X             8.16% of Institutional Class
The Maryland Institute
766 Old Hammonds Ferry Rd

Linthicum, MD 21090

William S. Hodgetts TR                                   X                               5.93% of Institutional Class
Garrison Forest School Inc.
300 Garrison Forest Road
Owings Mills, MD  21117-4007

---------
*As of such date, Deutsche Bank Securities Inc. (formerly, Deutsche Banc Alex. Brown Inc.) owned less than 5% of the Fund's total outstanding Shares.

       As of September 6, 2002, Directors and officers as a group beneficially owned an aggregate of less than 1% of the Fund's total outstanding Shares.

FINANCIAL STATEMENTS

       The financial statements for the Fund for the fiscal year ended May 31, 2002 are incorporated herein by reference to the Fund's Annual Report dated May 31, 2002, which has been filed with the SEC.


                             ADDITIONAL INFORMATION

Internet Access

World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Funds.

Account Access -- Scudder Funds is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

Scudder Funds' personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

Other Information

The CUSIP numbers for each class of the Fund are:

Flag Investors Equity Partners, Inc.              Class A:  33832P109
                                                  Class B:  33832P208
                                                  Class C:  33832P406
                                                  Institutional Class: 33832P307

The Scudder Flag Investors Equity Partners Fund has a fiscal year ending May 31/st/.

The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby.

The Fund has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of the Fund. If further information is desired with respect to the Fund reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Standard & Poor's Commercial Paper Ratings

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1+ are those with `extremely strong' safety characteristics. Those rated A-1 reflect a `strong' degree of safety regarding timely payment.

Moody's Commercial Paper Ratings

Commercial paper issuers rated Prime-1 by Moody's are judged by Moody's to be of the highest quality on the basis of relative repayment capacity.

CORPORATE BOND RATINGS

Standard & Poor's Bond Ratings

AAA - The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Very strong capacity to pay interest and repay principal and, in the majority of instances, differs from the highest rated issues only in small degree. Also qualify as high quality debt obligations.

A - Strong capacity to pay interest and repay principal although somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Regarded as having an adequate capacity to pay interest and repay principal. While normally exhibiting adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, and CC and C - Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

C - May be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D - In default. Used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. Also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Bond Ratings

Aaa - Judged to be of the best quality. Carries the smallest degree of investment risk and generally referred to as `gilt edged.' Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Judged to be of high quality by all standards. Together with the Aaa group comprise what are generally known as `high-grade' bonds. Rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

A - Possess many favorable investment attributes and considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Considered as medium-grade obligations (i.e., neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Judged to have speculative elements; future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B - Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Of poor standing. May be in default or there may be present elements of danger with respect to principal or interest.

Ca - Speculative in a high degree. Often in default or have other marked shortcomings.

C - The lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of that generic rating category.

PART C.   OTHER INFORMATION

Item 23.  Exhibits

      (a)(1) Registrant's Articles of Incorporation, incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116- 95-000433) on September 22, 1995.

      (a)(2) Registrant's Articles Supplementary, incorporated by reference to
           Exhibit 1(b) to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116- 96-001012) on September 26, 1996.

      (a)(3) Registrant's Articles Supplementary dated June 17, 1997, incorporated by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116- 98-001595) on July 31, 1998.

      (a)(4) Registrant's Articles Supplementary dated September 28, 1998, incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 30, 1999.

      (b)(1) By-Laws, as amended through July 28, 1999, incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 30, 1999.

      (b)(2) By-Laws, as amended through February 12, 2001, filed herewith.

      (b)(3) By-Laws, as amended through August 19, 2002, filed herewith.

      (c) Instruments Defining Rights of Securities Holders, incorporated by reference to Exhibits (1)(a) and 2 to Post-Effective Amendment Nos. 1 and 5, respectively, to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession Nos. 950116- 95-000433 and 950116- 97-001816) on September 22, 1995 and
           October 1, 1997.

      (d)(1) Investment Advisory Agreement between Registrant and Investment Company Capital Corp., dated June 4, 1999, incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 28, 2000.

      (d)(2) Sub-Advisory Agreement among Registrant, Investment Company Capital Corp. and Alex. Brown Investment Management incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 28, 2000.

      (d)(3) Amendment to Sub-Advisory Agreement among Registrant, Investment Company Capital Corp. and Alex. Brown Investment Management dated May 1, 2002, filed herewith.

      (e)(1) Distribution Agreement dated August 31, 1997 between Registrant and ICC Distributors, Inc., incorporated by Reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 95011698-001595) on July 31, 1998.

      (e)(2) Distribution Agreement between Registrant and Scudder Distributors, Inc. dated August 19, 2002, filed herewith.

      (f)  Not Applicable.

      (g) Custodian Agreement between Registrant and Bankers Trust Company, dated June 5, 1998, incorporated by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-001595) on July 31, 1998.

      (h) Master Services Agreement between Registrant and Investment Company Capital Corp., dated September 1, 2000 as amended through September 3, 2002, filed herewith.

      (i)  Opinion of Counsel, filed herewith.

      (j)(1) Consent of PricewaterhouseCoopers LLP, filed herewith.

      (j)(2) Consent of Counsel, filed herewith.

      (k)  Not Applicable.

      (l) Subscription Agreement, incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (Registration

           No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000433) on September 22, 1995.

      (m)(1) Distribution Plan with respect to Flag Investors Class A Shares, incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001816) on October 1, 1997.

      (m)(2) Distribution Plan with respect to Flag Investors Class B Shares, incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-01816) on October 1, 1997.

      (m)(3) Distribution Plan with respect to Flag Investors Class C Shares, incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 30, 1999.

      (n)(1) Registrant's 18f-3 Plan, with exhibits through September 28, 1998, incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR on September 30, 1999.

      (n)(2) Registrant's Amended 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-96832), filed with the Securities and Exchange Commission via EDGAR on September 28, 2001.

      (p)(1) Flag Investors Funds Code of Ethics, incorporated by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-96832), filed with the Securities and Exchange Commission via EDGAR on September 28, 2001.

      (p)(2)Deutsche Asset Management, Inc. Code of Ethics adopted by Investment Company Capital Corp. and Scudder Distributors, Inc., filed herewith.

      (p)(3) Alex. Brown Investment Management Code of Ethics, filed herewith.

      (q)  Powers of Attorney, filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant

Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person's control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.

None.

Item 25. Indemnification

State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit (a) to this Registration Statement and incorporated herein by reference, provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as to its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation Law.

Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

Sections 1, 2, 3, 4 and 5 of Article XIII of Registrant's By-Laws, included as Exhibit (b) to this Registration Statement and incorporated herein by reference, provide as follows:

Section 1. Indemnification. The Corporation shall indemnify its Directors to the fullest extent that indemnification of Directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its Directors and to such further extent as is consistent with law. The Corporation shall indemnify its Directors and officers who while serving as Directors or officers also serve at the request of the Corporation as a Director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. This Article XIII shall not protect any such person against any liability to the Corporation or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 2. Advances. Any current or former Director or officer of the Corporation claiming indemnification within the scope of this Article XIII shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as such statutes are now or hereafter in force.

Section 3. Procedure. On the request of any current or former Director or officer requesting indemnification or an advance under this Article XIII, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, the 1933 Act and the 1940 Act, as such statutes are now or hereafter in force, whether the standards required by this Article XIII have been met.

Section 4. Other Rights. The indemnification provided by this Article XIII shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of shareholders or disinterested Directors or otherwise, both as to action by a Director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5. Maryland Law. References to the Maryland General Corporation Law in this Article XIII are to such law as from time to time amended.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.

Item 26. Business and Other Connections of the Investment Advisor.

Describe any other business, profession, vocation or employment of a substantial nature in which the investment advisor or sub-advisor and each director, officer or partner of the investment advisor or sub-advisor, is or has been, engaged within the last two fiscal years, for his or her own account or in the capacity of director, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

During the last two fiscal years, no director or officer of Investment Company Capital Corp., the Registrant's investment advisor, and no partner of Alex. Brown Investment Management, the Registrant's sub-advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27. Principal Underwriters.

(a) State the name of each investment company for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment advisor.

Scudder Distributors, Inc. ("SDI") acts as principal underwriter of the Registrant's shares. SDI also acts as principal underwriter for other funds managed by Investment Company Capital Corporation and its affiliates.

(b) Provide the information required by the following table for each director, officer or partner of each principal underwriter named in answer to Item 20.

Information on the officers and directors of SDI, principal underwriter for the Registrant as of August 19, 2002, is set forth below. SDI's principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

(1)                                             (2)                                      (3)
Name and Principal                     Positions and Offices with               Positions and
Business Address                       Scudder Distributors, Inc.               Offices with Registrant
----------------                       -------------------------                -----------------------

Thomas F. Eggers                       Chairman and Director                       None
345 Park Avenue
New York, NY 10154

Jonathan R. Baum                       Chief Executive Officer, President and      None
345 Park Avenue                        Director
New York, NY 10154

William F. Glavin                      Vice President and Director                 President and Chief Executive
Two International Place                                                            Officer
Boston, MA  02110-4103

James J. McGovern                      Chief Financial Officer and Treasurer       None
345 Park Avenue
New York, NY  10054

Caroline Pearson                       Secretary                                   None
Two International Place
Boston, MA  02110-4103

Linda J. Wondrack                      Vice President and Chief Compliance         None
Two International Place                Officer
Boston, MA  02110-4103

Susan K. Crawshaw                      Vice President                              None
222 South Riverside Plaza
Chicago, IL  60606

Scott B. David                         Vice President                              None
Two International Place
Boston, MA  02110-4103

Robert Froelich                        Vice President                              None
222 South Riverside Plaza
Chicago, IL  60606

Michael L. Gallagher                   Vice President                              None
222 South Riverside Plaza
Chicago, IL  60606

M. Patrick Donovan                     Vice President                              None
Two International Place
Boston, MA  02110-4103

Michael E. Harrington                  Vice President                              None
222 South Riverside Plaza
Chicago, IL  60606

Dean Jackson                           Vice President                              None
222 South Riverside Plaza
Chicago, IL  60606

Terrance S. McBride                    Vice President                              None
222 South Riverside Plaza
Chicago, IL  60606

C. Perry Moore                         Vice President                              None
222 South Riverside Plaza
Chicago, IL  60606

Johnston A. Norris                     Vice President                              None
222 South Riverside Plaza
Chicago, IL  60606

Todd N. Gierke                         Assistant Treasurer                         None
222 South Riverside Plaza
Chicago, IL  60606

James E. Keating                       Assistant Treasurer                         None
345 Park Avenue
New York, NY  10054

Philip J. Collora                      Assistant Secretary                         None
222 South Riverside Plaza
Chicago, IL  60606

Diane E. Ratekin                       Assistant Secretary                         None
222 South Riverside Plaza
Chicago, IL  60606

(c)  Not applicable.

Item 28. Location of Accounts and Records.

State the names and addresses of each person maintaining physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the rules under that section.

Investment Company Capital Corp. ("ICCC"), Registrant's investment advisor, transfer agent and dividend disbursing agent, One South Street, Baltimore, MD 21202 and 811 Main Street Kansas City, Missouri 64105, maintains physical possession of each such account, book or other document of the Registrant's, except for those maintained by ABIM, the Registrant's sub-advisor, One South Street, Baltimore, Maryland 21202, by Registrant's distributor, Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, or by Deutsche Bank Trust Company Americas, the Registrant's custodian, 100 Plaza One, Jersey City, NJ 07311.

In particular, with respect to the records required by Rule 31a-1(b)(1), ICCC and ABIM each maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, and, in the case of ICCC, sales and redemptions of Fund securities, and Deutsche Bank Trust Company Americas maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.

Item 29. Management Services.

Provide a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B disclosing the parties to the contract and the total amount paid and by whom, for the Fund's last three fiscal years.

Not Applicable.

Item 30. Undertakings.

Not Applicable.

                                 SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 10 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland, on the 30/th/ day of September, 2002.

                                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.

                                    By: /s/ William Glavin
                                        -----------------------
                                    William Glavin
                                    President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name                                Title                                               Date

/s/ William Glavin                  President and                                       September 30, 2002
---------------------------         Chief Executive Officer
William Glavin

/s/ Gary French                     Treasurer                                           September 30, 2002
---------------------------
Gary French

/s/ Richard R. Burt*                Trustee                                             September 30, 2002
---------------------------
Richard R. Burt

/s/ Leland Dill*                    Trustee                                             September 30, 2002
---------------------------
Leland Dill

/s/ Martin J. Gruber*               Trustee                                             September 30, 2002
---------------------------
Martin J. Gruber

/s/ Richard T. Hale*                Trustee                                             September 30, 2002
---------------------------
Richard T. Hale

/s/ Joseph R. Hardiman*             Trustee                                             September 30, 2002
---------------------------
Joseph R. Hardiman

/s/ Richard J. Herring*             Trustee                                             September 30, 2002
---------------------------
Richard J. Herring

/s/ Graham E. Jones*                Trustee                                             September 30, 2002
---------------------------
Graham E. Jones

/s/ Rebecca W. Rimel*            Trustee                    September 30, 2002
-------------------------
Rebecca W. Rimel

/s/ Philip Saunders, Jr.*        Trustee                    September 30, 2002
-------------------------
Philip Saunders, Jr.

/s/ William N. Searcy*           Trustee                    September 30, 2002
-------------------------
William N. Searcy

/s/ Robert H. Wadsworth*         Trustee                    September 30, 2002
-------------------------
Robert H. Wadsworth

*By:  /s/ Bruce A. Rosenblum
    -------------------------------
     Bruce A. Rosenblum
     Pursuant to Power of Attorney